ICG COMMUNICATIONS, INC.

                    CERTIFICATE OF DESIGNATION OF THE POWERS,
                PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL
                    AND OTHER SPECIAL RIGHTS OF 8% SERIES A-1
                   CONVERTIBLE PREFERRED STOCK, 8% SERIES A-2
                  CONVERTIBLE PREFERRED STOCK AND 8% SERIES A-3
                        CONVERTIBLE PREFERRED STOCK, AND
                           QUALIFICATIONS, LIMITATIONS
                            AND RESTRICTIONS THEREOF

                            8% Series A-1 Convertible
                            Preferred Stock due 2015

                            8% Series A-2 Convertible
                            Preferred Stock due 2015

                            8% Series A-3 Convertible
                            Preferred Stock due 2015

                ICG COMMUNICATIONS, INC., a company organized and existing under the General Corporation Law of the State of Delaware (the "Company"), certifies that pursuant to the authority contained in its Certificate of
Incorporation (the "Certificate of Incorporation") and its By-laws (the "By-laws"), and in accordance with Section 151 of the General Corporation Law of the State of Delaware (the "DGCL"), the board of directors of the Company (the "Board of Directors") at a meeting duly called and held on April 6, 2000 duly approved and adopted the following resolution, which resolution remains in full force and effect on the date hereof:

                RESOLVED, that pursuant to the authority vested in the Board of Directors by the Certificate of Incorporation and By-laws, the Board of Directors does hereby create, authorize and provide for the issue of three series of the Company's preferred stock, par value $0.01 per share ("Preferred Stock"), having the following designation, voting powers, preferences and relative, participating, optional and other special rights:

                Certain capitalized terms used herein are defined in Section 17.

         1.   Number and Designation.

                The Company shall have a series of Preferred Stock, which shall be designated as its 8% Series A-1 Convertible Preferred Stock due 2015 (the "Series A-1 Preferred Stock"). The number of shares constituting the Series A-1 Preferred Stock shall be 50,000. The Company shall have a series of Preferred Stock, which shall be designated as its 8% Series A-2 Convertible Preferred Stock due 2015 (the "Series A-2 Preferred Stock"). The number of shares constituting the Series A-2 Preferred Stock shall be 23,000. The Company shall have a series of Preferred Stock, which shall be designated as its 8% Series A-3 Convertible Preferred Stock due 2015 (the "Series A-3 Preferred Stock"). The number of shares constituting the Series A-3 Preferred Stock shall be 75,000. The Series A-1 Preferred Stock, Series A-2 Preferred Stock and Series A-3 Preferred Stock are referred to collectively herein, either conjunctively or disjunctively as appropriate from the context, as the "Series A Preferred Stock." Except to the extent otherwise specified in this Certificate of Designation, the powers, preferences and relative, participating, optional and other special rights of the Series A-1 Preferred Stock, Series A-2 Preferred Stock and Series A-3 Preferred Stock shall be identical and, except as provided herein or as may be required by applicable law, the Series A-1 Preferred Stock, Series A-2 Preferred Stock and Series A-3 Preferred Stock shall be treated as a single class. Unless otherwise specified, references herein to any "Section" refer to the Section number specified in this Certificate of Designation.

         2.   Issuance.

                The Company may issue up to 50,000 shares of Series A-1 Preferred Stock, 23,000 shares of Series A-2 Preferred Stock and 75,000 shares of Series A-3 Preferred Stock, each in accordance with the Purchase Agreement; provided, however, that without the unanimous consent of the holders of the Series A Preferred Stock the Company shall not issue (i) any additional shares of Series A Preferred Stock such that the aggregate number of shares of Series A-1 Preferred Stock, Series A-2 Preferred Stock and Series A-3 Preferred Stock at any one time outstanding exceeds 75,000 shares, (ii) more than 2,000 shares of Series A-3 Preferred Stock to the initial purchaser thereof in accordance with the Purchase Agreement or (iii) more than 73,000 shares of Series A-3 Preferred Stock from time to time upon automatic conversion of shares of Series A-1 Preferred Stock or Series A-2 Preferred Stock into Series A-3 Preferred Stock as provided in Section 12(i).

         3.   Registered Form; Liquidation Preference; Registrar.

                Certificates for shares of Series A Preferred Stock shall be issuable only in registered form. The initial Liquidation Preference per share of Series A Preferred Stock shall be $10,000 per share plus accrued and unpaid dividends. The Company shall serve as initial Registrar and Transfer Agent (the "Registrar") for the Series A Preferred Stock.

         4.   Registration; Transfer.

                Shares of the Series A Preferred Stock have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), and may not be resold, pledged or otherwise transferred prior to the date when they may be resold pursuant to Rule 144 under the Securities Act other than (i) to the Company, (ii) pursuant to an exemption from registration under the Securities Act or (iii) pursuant to an effective registration statement under the Securities Act, in each case in accordance with any applicable securities laws of any state of the United States. Until such time as it is no longer required pursuant to the Securities Act, certificates evidencing the Series A Preferred Stock shall contain a legend (the "Restricted Shares Legend") evidencing the foregoing restrictions in substantially the form set forth on the form of Series A Preferred Stock attached hereto as Exhibit A. In the event of certain transfers of shares of Series A-1 Preferred Stock or Series A-2 Preferred Stock, the transferred shares shall automatically be converted into shares of Series A-3 Preferred Stock as provided in Section 12(i).

         5.   Paying Agent and Conversion Agent.

               (a) The Company shall maintain (i) an office or agency where shares of Series A Preferred Stock may be presented for payment (the "Paying Agent"), (ii) an office or agency where shares of Series A Preferred Stock may be presented for conversion (the "Conversion Agent"), and (iii) a Registrar, which shall be an office or an agency where shares of Series A Preferred Stock may be presented for transfer. The Company may appoint the Registrar, the Paying Agent and the Conversion Agent and may appoint one or more additional paying agents and one or more additional conversion agents in such other locations as it shall determine. The term "Paying Agent" includes any additional paying agent, and the term "Conversion Agent" includes any additional conversion agent. The Company may change any Paying Agent or Conversion Agent without prior notice to any holder. The Company shall notify the Registrar of the name and address of any Paying Agent or Conversion Agent appointed by the Company. If the Company fails to appoint or maintain another entity as Paying Agent or Conversion Agent, the Registrar shall act as such. Notwithstanding the foregoing, the Company or any of its Affiliates may act as Paying Agent, Registrar, coregistrar or Conversion Agent.

               (b) Neither  the  Company  nor the  Registrar  shall be  required
(A) to issue, countersign or register the transfer of or exchange any share of Series A Preferred Stock during a period beginning at the opening of business 15 days before any Redemption Date (as defined under Section 10(d)) and ending at the close of business on such Redemption Date or (B) to register the transfer of or exchange any share of Series A Preferred Stock so selected for redemption.

               (c) If shares of Series A Preferred Stock are issued upon the transfer, exchange or replacement of shares of Series A Preferred Stock bearing the Restricted Shares Legend, or if a request is made to remove such Restricted Shares Legend on shares of Series A Preferred Stock, the shares of Series A Preferred Stock so issued shall bear the Restricted Shares Legend, or the Restricted Shares Legend shall not be removed, as the case may be, unless the holders of such shares shall request such Legend be removed, and outside counsel for such holders reasonably determines that the transfer of such shares is no longer restricted by the Securities Act and outside counsel for the Company reasonably concurs in such determination.

               (d) Each holder of a share of Series A Preferred Stock agrees to indemnify the Company and the Registrar against any liability that directly results from the transfer, exchange or assignment by such holder of such holder's share of Series A Preferred Stock in violation of any provision of this Certificate of Designation and/or applicable Federal or state securities law; provided, however, that such indemnity shall not apply to acts of willful misconduct or gross negligence on the part of the Company or the Registrar, as the case may be.

               (e) Payments due on the shares of Series A Preferred Stock shall be payable at the office or agency of the Paying Agent maintained for such purpose in The City of New York and at any other office or agency maintained by the Paying Agent for such purpose. If any such payment is in cash, it shall be payable in United States dollars by check drawn on, or wire transfer (provided that appropriate wire instructions have been received by the Paying Agent at least 15 days prior to the applicable date of payment) to a United States dollar account maintained by the holder with, a bank located in New York City; provided that at the option of the Company payment of dividends in cash may be made by check mailed to the address of the person entitled thereto as such address shall appear in the Series A Preferred Share Register; and provided further that any payment to a holder in excess of $100,000 shall be made by wire transfer at the request of such holder.

         6.   Dividend Rights.

               (a) The holders of Series A Preferred Stock shall be entitled to cumulative dividends, in preference to dividends on any Junior Shares, which shall accrue as provided herein. Dividends on each share of Series A Preferred Stock will accrue on a daily basis at the rate of 8.00% per annum of the then effective Liquidation Preference of such share from and including the Closing Date to the first to occur of (i) the date on which such share is redeemed in accordance with Section 10, (ii) the date on which such share is converted in accordance with Section 12 (except for a conversion of shares of Series A-1 Preferred Stock or Series A-2 Preferred Stock into shares of Series A-3 Preferred Stock pursuant to Section 12(i)) or (iii) the date the Company is liquidated, dissolved or wound up in accordance with Section 9(c). Dividends shall accrue as provided herein whether or not such dividends have been declared, whether or not there are any unrestricted funds of the Company legally available for the payment of dividends and whether or not such dividends are then payable in cash as provided in Section 11. The Company will take all actions required or permitted under the DGCL to permit the payment or accrual of dividends on the Series A Preferred Stock. On each Dividend Payment Date, commencing June 30, 2000, to and including the June 30, 2005 Dividend Payment Date, accrued dividends on a share of the Series A Preferred Stock for the preceding Dividend Period shall be added cumulatively to and thereafter remain a part of the Liquidation Preference of such share. Thereafter, accrued dividends shall be payable quarterly on each Dividend Payment Date, commencing on September 30, 2005, as and when declared out of funds legally available therefor, to the holders of record of the Series A Preferred Stock as of the close of business on the applicable Dividend Record Date. Accrued dividends that are not paid in full in cash on any such Dividend Payment Date (whether or not declared and whether or not there are sufficient funds legally available for the payment thereof) shall be added cumulatively to the Liquidation Preference on the applicable Dividend Payment Date and thereafter remain a part thereof. Accrued dividends added to the Liquidation Preference of a share of Series A Preferred Stock in accordance with the foregoing provisions of this Section 6(a) are sometimes referred to in this Certificate as "Accumulated Dividends". For purposes of determining the amount of dividends "accrued" (i) as of the first Dividend Payment Date and as of any date that is not a Dividend Payment Date, such amount shall be calculated on the basis of the rate per annum specified above in this paragraph for the actual number of days elapsed from and including the Closing Date (in case of the first Dividend Payment Date and any date prior to the first Dividend Payment Date) or the last preceding Dividend Payment Date (in case of any other date) to the date as of which such determination is to be made, based on a 360-day year, and (ii) as of any Dividend Payment Date after the first Dividend Payment Date, such amount shall be calculated on the basis of such rate per annum based on a 360-day year of twelve 30-day months. Whenever the Company shall declare or pay any dividend on any Series A Preferred Stock, the holders of each share of Series A Preferred Stock shall be entitled to receive such dividend on a per share basis.

               (b) If a Change of Control occurs prior to June 30, 2005 (the time and date such Change of Control occurs being the "Change of Control Date"), an amount equal to the Special Dividend shall be added to the Liquidation Preference of each share of the Series A Preferred Stock as of the Change of Control Date and thereafter remain a part thereof. The Special Dividend shall be added to the Liquidation Preference without regard to whether or not the Company has made or intends to make a Change of Control Offer or Purchase Offer.

               (c) In addition to all dividends provided for above, whenever the Company shall declare or pay any dividend in cash on any Common Stock, the holders of Series A Preferred Stock shall be entitled to receive such dividend on an as converted basis. Dividends payable pursuant to this Section 6(c) shall not reduce any dividends otherwise payable pursuant to Section 6(a) or 6(b).

         7.   Payment  of  Dividend;  Mechanics  of  Payment;  Dividend   Rights
              Preserved.

               (a) Subject to Sections 6 and 11, dividends on any share of Series A Preferred Stock that are payable, and are punctually paid or duly provided for, on any Dividend Payment Date shall be paid in cash to the person in whose name such share of Series A Preferred Stock (or one or more predecessor shares of Series A Preferred Stock) is registered at the close of business on the next preceding March 15, June 15, September 15 and December 15 (each, a "Dividend Record Date").

               (b) Except as  required  by  instruments  governing the Preferred
Stock Mandatorily Redeemable 2009 of the Company in accordance with their terms on the date hereof, unless full cumulative dividends on all outstanding shares of Series A Preferred Stock for all past Dividend Periods shall have been declared and paid, or declared and a sufficient sum for the payment thereof set apart, then:

                   (i) no dividend (other than (A) with respect to Junior Shares, a dividend payable solely in Junior Shares, (B) with respect to Parity Shares, a dividend payable solely in Junior Shares or Parity Shares or (C) with respect to Parity Shares, a partial dividend paid pro rata on such Parity Shares and the shares of Series A Preferred Stock) shall be declared or paid upon, or any sum set apart for the payment of dividends upon, any Junior Shares or Parity Shares, respectively;

                   (ii) no other distribution shall be declared or made upon, or any sum set apart for the payment of any distribution upon, any Junior Shares or Parity Shares;

                   (iii) no Junior Shares or Parity Shares or any warrants, rights, calls or options (other than any cashless exercises of options or buybacks of options or restricted stock from present or former employees, directors or consultants) exercisable for or convertible into any Parity Share or Junior Share shall be purchased, redeemed or otherwise acquired (other than in exchange for or conversion of other Junior Shares or Parity Shares, respectively) by the Company or any of its subsidiaries;

                   (iv) no monies shall be paid into or set apart or made available for a sinking or other like fund for the purchase, redemption or other acquisition of any Junior Shares or Parity Shares or any warrants, rights, calls or options exercisable for or convertible into any Parity Shares or Junior Shares by the Company or any of its subsidiaries (other than any cashless exercises of options or option buybacks); and

                   (v) other than in accordance with Section 13 or 14 of this Certificate of Designation, no Series A Preferred Stock shall be purchased, redeemed or otherwise acquired by the Company or any of its subsidiaries and no monies shall be paid into, or set apart or made available for a sinking or other like fund for any such purpose, unless all outstanding shares of Series A Preferred Stock shall be purchased, redeemed or otherwise acquired by the Company.

                Except as provided in Sections 6, 12 or 13,  holders of Series
A Preferred Stock will not be entitled to any dividends, whether payable in cash, property or stock, in excess of the full cumulative dividends as herein described.

               (c) The Company will notify the Registrar and make a public announcement no later than the close of business on the tenth Business Day prior to the Record Date for each dividend as to whether it will pay such dividend.

               (d) Subject to the foregoing provisions of this Section 7, each share of Series A Preferred Stock delivered under this Certificate of
Designation upon registration of transfer of or in exchange for or in lieu of any other share of Series A Preferred Stock shall carry the rights to dividends accumulated and unpaid, and to accrue, that were carried by such other shares of Series A Preferred Stock.

               (e) The holder of record of a share of Series A Preferred Stock at the close of business on a Dividend Record Date with respect to the payment of dividends on the shares of Series A Preferred Stock will be entitled to receive such dividends with respect to such share of Series A Preferred Stock on the corresponding Dividend Payment Date, notwithstanding the conversion of such share after such Dividend Record Date and prior to such Dividend Payment Date.

         8.   Voting Rights.

               (a) The holders of record of shares of Series A Preferred Stock shall not be entitled to any voting rights except as hereinafter provided in this Section 8 or as otherwise provided by law.

               (b) The holders of record of shares of Series A Preferred Stock shall be entitled to vote on all matters that the holders of the Company's Common Stock are entitled to vote upon.

               (c) In addition to the voting rights set forth above, the approval of the holders of at least the Applicable Percentage of the then Outstanding shares of Series A Preferred Stock voting or consenting, as the case may be, as one separate class, will be required for the Company to:

                   (i) amend the Certificate of Incorporation, this Certificate of Designation or the By-Laws so as to (A) affect adversely the rights, preferences (including, without limitation, liquidation preferences, conversion price, dividend rate and Optional Redemption provisions), privileges or voting rights of holders of any shares of Series A Preferred Stock, or (B) increase or decrease the number of authorized shares of Series A Preferred Stock, or (C) alter the relative rights, preferences (including, without limitation, liquidation preferences, conversion price, dividend rate and Optional Redemption provisions), privileges or voting rights as among holders of the shares of Series A-1 Preferred Stock, Series A-2 Preferred Stock or Series A-3 Preferred Stock;

                   (ii)  in  a   single  transaction  or  series    of   related
         transactions, consolidate or merge with or into, or sell, assign, transfer, lease, convey or otherwise dispose of all or substantially all of its assets to, any person or adopt a plan of liquidation or dissolution;

                   (iii) enter into, or permit any of its subsidiaries to enter into, any agreement or transaction that would impose material restrictions on the Company's ability to honor the exercise of any rights of the holders of the Series A Preferred Stock or on the ability of a holder of shares of Series A Preferred Stock to exercise full rights of ownership thereof;

                   (iv) other than as contemplated by Section 12(d) (vi) and Section 12(d) (vii) or as otherwise required by instruments governing securities of the Company in existence on the date of the Purchase Agreement in accordance with their terms on such date, authorize, create, modify the terms of, increase the authorized amount of or issue any shares of any class or series of equity of the Company that would be deemed to be Parity Shares or Senior Shares with respect to rights relating to (a) payments of dividends or distributions, (b) rights to redemption, or (c) distribution of assets upon liquidation, dissolution or winding-up, other than issuances of shares of Series A-3 Preferred Stock upon the conversion of shares of Series A-1 Preferred Stock or Series A-2 Preferred Stock in accordance with
         Section 12(i); or

                   (v) commence or effect any tender or exchange offer for all or any portion of the Common Stock or permit any subsidiary to do so.

                As used in this Section 8(c), the "Applicable Percentage" shall mean (A) in the case of clauses (i) and (iii), 75%; (B) in the case of clause (ii) in the case of a transaction that constitutes a "Qualifying Transaction", a majority, and in the case of a transaction that does not constitute a Qualifying Transaction, 69%; (C) in the case of clause (iv) with respect to Senior Shares, 75%, and with respect to Parity Shares, 69%; and (D) in the case of clause (v), a majority. As used herein, a "Qualifying Transaction" shall mean a transaction in which the Company consolidates or merges with or into, or sells, assigns, transfers, leases, conveys or otherwise disposes of all or substantially all of its assets to, a person (i) if the Company is the surviving or continuing person and the Series A Preferred Stock shall remain outstanding without any amendment that would adversely affect the preferences, rights or powers of the Series A Preferred Stock, or (ii) if the Company is not the surviving or continuing person, (a) the entity formed by such consolidation or merger or to which such sale, assignment, transfer, lease, conveyance or other disposition shall have been made (in any such case, the "resulting entity") is a corporation or limited liability company organized and existing under the laws of Bermuda, the United States or any State thereof or the District of Columbia; and (b) the shares of Series A Preferred Stock are converted into or exchanged for and become shares of such resulting entity, having in respect of such resulting entity the same (or more favorable) powers, preferences and relative, participating, optional or other special rights that the shares of Series A Preferred Stock had immediately prior to such transaction; and, in either case, the Company shall have delivered to the

Registrar an Officers' Certificate and an opinion of counsel, reasonably satisfactory in form and content, each stating that such consolidation, merger, conveyance or transfer complies with this Section 8 and that all conditions precedent herein provided for relating to such transaction have been complied with.

                In addition to, and not in lieu of, any approval otherwise required pursuant to Section 8(c)(i), the approval of the holders of a majority of the outstanding shares of Series A-1 Preferred Stock, Series A-2 Preferred Stock or Series A-3 Preferred Stock, as the case may be, shall be required for the Company to amend the Certificate of Incorporation, this Certificate of Designation or the By-laws so as to affect adversely the rights, preferences (including, without limitation, liquidation preferences, conversion price, dividend rate and Optional Redemption provisions), privileges or voting rights of the holders of Series A-1 Preferred Stock, Series A-2 Preferred Stock or Series A-3 Preferred Stock, respectively.

               (d) (i) For so long as the members of the HMTF Group in the aggregate own any combination of shares of Common Stock and Series A-2
Preferred Stock representing an amount of Common Stock (on an as-converted basis) that, taken together, equals at least 4,107,143 shares of Common Stock (as adjusted for any stock dividends, splits and combinations and similar events affecting the Common Stock from time to time), the holders of the Series A-2 Preferred Stock, voting as a single class by a plurality of the votes cast, shall be entitled to elect, at any annual meeting of stockholders or special meeting held in place thereof, or at a special meeting of the holders of the Series A-2 Preferred Stock called as hereinafter provided, one director, or if greater, such number (rounded up to the next whole number) equal to 10% of the then authorized number of members of the Company's Board of Directors, to serve on the Board of Directors. At any time after voting power to elect such director(s) shall have become vested and be continuing in the holders of the Series A-2 Preferred Stock pursuant to this paragraph, or if a vacancy shall exist in the office of a director elected by the holders of the Series A-2 Preferred Stock at a time when the holders of the Series A-2 Preferred Stock are entitled to elect a director pursuant to this paragraph, a proper officer of the Company may, and upon the written request of the holders of record of at least twenty-five percent (25%) of the Series A-2 Preferred Stock then outstanding addressed to the Secretary of the Company shall, call a special meeting of the holders of the Series A-2 Preferred Stock for the sole purpose of electing the director that such holders are entitled to elect. If such meeting shall not be called by a proper officer of the Company within twenty (20) days after personal service of said written request upon the Secretary of the Company, or within twenty (20) days after mailing the same within the United States by certified mail, addressed to the Secretary of the Company at its principal executive offices, then the holders of at least twenty-five percent (25%) of the Series A-2 Preferred Stock then outstanding may designate in writing one of their number to call such meeting at the expense of the Company, and such meeting may be called by the person so designated upon the notice required for the annual meeting of stockholders of the Company and shall be held at the place for holding the annual meetings of stockholders. As used herein, "HMTF Group" means Hicks, Muse, Tate & Furst Incorporated, a Texas corporation, and its Affiliates and their respective officers, directors, partners, members, stockholders and employees (and members of their respective families and trusts for the primary benefit of such family members) and HM4 ICG Qualified Fund, LLC; HM4 ICG Private Fund, LLC; HM PG-IV ICG, LLC; HM 4-SBS ICG Coinvestors, LLC; HM4-EQ ICG Coinvestors, LLC and HMTF Bridge ICG, LLC; and their respective Affiliates. The action permitted or required to be taken by the holders of the

Series A-2 Preferred Stock pursuant to this Section 8(d)(i) may be taken (1) at any annual or special meeting of stockholders or at a special meeting of the holders of the Series A-2 Preferred Stock, or (2) without a meeting, without prior notice, and without a vote if a consent or consents in writing, setting forth the action so taken, shall be signed by the holders of the Series A-2 Preferred Stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares held by the holders of the Series A-2 Preferred Stock entitled to vote thereon were present and voted and shall be delivered to the Company by delivery to its address listed in Section 8.2 of the Purchase Agreement.

                   (ii) For so long as the members of the Liberty Group in the aggregate own any combination of shares of Common Stock and Series A-1 Preferred Stock representing an amount of Common Stock (on an as-converted basis) that, taken together, equals 2,687,571 shares of Common Stock (as adjusted for any stock dividends, splits and combinations and similar events affecting the Common Stock from time to time), the holders of the Series A-1 Preferred Stock, voting as a single class by a plurality of the votes cast or by written consent of a majority in interest of the holders of the Series A-1 Preferred Stock, shall be entitled to elect one director, or if greater, such number (rounded up to the next whole number) equal to 10% of the then authorized number of members of the Company's Board of Directors, to serve on the Board of Directors, at any annual meeting of stockholders or special meeting held in place thereof, or at a special meeting of the holders of the Series A-1 Preferred Stock called as hereinafter provided. At any time after voting power to elect such director(s) shall have become vested and be continuing in the holders of the Series A-1 Preferred Stock pursuant to this paragraph, or if a vacancy shall exist in the office of a director elected by the holders of the Series A-1 Preferred Stock at a time when the holders of the Series A-1 Preferred Stock are entitled to elect a director pursuant to this paragraph, a proper officer of the Company may, and upon the written request of the holders of record of at least twenty-five percent (25%) of the Series A-1 Preferred Stock then outstanding addressed to the Secretary of the Company shall, call a special meeting of the holders of the Series A-1 Preferred Stock for the sole purpose of electing the director that such holders are entitled to elect. If such meeting shall not be called by a proper officer of the Company within twenty (20) days after personal service of said written request upon the Secretary of the Company, or within twenty (20) days after mailing the same within the United States by certified mail, addressed to the Secretary of the Company at its principal executive offices, then the holders of at least twenty-five percent (25%) of the Series A-1 Preferred Stock then outstanding may designate in writing one of their number to call such meeting at the expense of the Company, and such meeting may be called by the person so designated upon the notice required for the annual meeting of stockholders of the Company and shall be held at the place for holding the annual meetings of stockholders. As used herein,
         (i) "Liberty Group" means Liberty and its Affiliates, and (ii) "Liberty" means Liberty Media Corporation, a Delaware corporation, provided that if substantially all of the assets of Liberty Media Corporation are at any time thereafter contributed to Liberty Media Group LLC, a Delaware limited liability company, then from and after such contribution, Liberty shall mean Liberty Media Group LLC. The action permitted or required to be taken by the holders of the Series A-1 Preferred Stock pursuant to this Section 8(d)(ii) may be taken (1) at any annual or special meeting of stockholders or at a special meeting of the holders of the Series A-1 Preferred Stock, or (2) without a meeting, without prior notice, and without a vote if a consent or consents in writing, setting forth the action so taken, shall be signed by the holders of the Series A-1 Preferred Stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares held by the holders of the Series A-1 Preferred Stock entitled to vote thereon were present and voted and shall be delivered to the Company by delivery to its address listed in Section 8.2 of the Purchase Agreement.

                   (iii)For so long as the members of the Liberty Group own any combination of shares of Common Stock and Series A-1 Preferred Stock representing an amount of Common Stock (on an as-converted basis) that, taken together, equals 8,928,571 shares of Common Stock (as adjusted for any stock dividends, splits and combinations and similar events affecting the Common Stock from time to time), the holders of the Series A-1 Preferred Stock, voting as a single class by plurality of the votes cast or by written consent of a majority in interest of the holders of the Series A-1 Preferred Stock, shall be entitled to elect one additional director, or if greater, such number (rounded up to the next whole number) of additional directors equal to 10% of the then authorized number of members of the Company's Board of Directors, to serve on the Board of Directors, at any annual meeting of stockholders or special meeting held in place thereof, or at a special meeting of the holders of the Series A-1 Preferred Stock called as hereinafter provided. At any time after voting power to elect such director(s) shall have become vested and be continuing in the holders of the Series A-1 Preferred Stock pursuant to this paragraph, or if a vacancy shall exist in the office of a director elected by the holders of the Series A-1 Preferred Stock at a time when the holders of the Series A-1 Preferred Stock are entitled to elect a director pursuant to this paragraph, a proper officer of the Company may, and upon the written request of the holders of record of at least twenty-five percent (25%) of the Series A-1 Preferred Stock then outstanding addressed to the Secretary of the Company shall, call a special meeting of the holders of the Series A-1 Preferred Stock for the sole purpose of electing the director that such holders are entitled to elect. If such meeting shall not be called by a proper officer of the Company within twenty (20) days after personal service of said written request upon the Secretary of the Company, or within twenty (20) days after mailing the same within the United States by certified mail, addressed to the Secretary of the Company at its principal executive offices, then the holders of at least twenty-five percent (25%) of the Series A-1 Preferred Stock then outstanding may designate in writing one of their number to call such meeting at the expense of the Company, and such meeting may be called by the person so designated upon the notice required for the annual meeting of stockholders of the Company and shall be held at the place for holding the annual meetings of stockholders. The action permitted or required to be taken by the holders of the Series A-1 Preferred Stock pursuant to this Section 8(d)(iii) may be taken (1) at any annual or special meeting of stockholders or at a special meeting of the holders of the Series A-1 Preferred Stock, or (2) without a meeting, without prior notice, and without a vote if a consent or consents in writing, setting forth the action so taken, shall be signed by the holders of the Series A-1 Preferred Stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares held by the holders of the Series A-1 Preferred Stock entitled to vote thereon were present and voted and shall be delivered to the Company by delivery to its address listed in Section 8.2 of the Purchase Agreement.

               (e) In exercising the voting rights set forth in Section 8(b), each share of Series A Preferred Stock shall be entitled to vote on an as-converted basis with the holders of the Company's Common Stock. Except as set forth in the preceding sentence and in Section 8(d), each share of Series A Preferred Stock entitled to vote shall have one vote per share, provided, however, that if the Company issues any other series of preferred stock which has the right to vote with the Series A Preferred Stock as a single class on any matter not specified in this Section 8, then the Series A Preferred Stock shall have with respect to such matters one vote per $10,000 of the aggregate liquidation preference of all shares of Series A Preferred Stock; and provided further that without the unanimous consent of the holders of the Series A Preferred Stock, the Company shall not issue any other series of preferred stock which has the right to vote with the Series A Preferred Stock as a single class on any matter not specified in this Section 8, unless such other series of preferred stock shall have with respect to such matters one vote per $10,000 of the aggregate liquidation preference of all shares of such other series of preferred stock and such issuance is otherwise permitted hereunder. Except as otherwise required by applicable law or as set forth herein, the shares of Series A Preferred Stock shall not have any relative, participating, optional or other special voting rights and powers and the consent of the holders thereof shall not be required for the taking of any corporate action.

         9.   Ranking; Liquidation.

               (a) The shares of Series A Preferred  Stock will, with respect to dividend rights and rights on liquidation, winding-up and dissolution, rank (i) senior to all shares of Common Stock (whether issued in one or more classes) and to each other class of capital stock or series of Preferred Stock of the Company (other than the Preferred Stock Mandatorily Redeemable 2009 of the Company) the terms of which do not expressly provide that it ranks senior to or on a parity with the shares of Series A Preferred Stock as to dividend rights and rights on liquidation, winding-up and dissolution of the Company (collectively referred to, together with all shares of Common Stock (whether issued in one or more classes) of the Company, as "Junior Shares"); (ii) on a parity with the Preferred Stock Mandatorily Redeemable 2009 of the Company and with each other class of capital stock or series of Preferred Stock of the Company issued by the Company in compliance with Section 8, the terms of which expressly provide that such class or series will rank on a parity with the shares of Series A Preferred Stock as to dividend rights and rights on liquidation, winding-up and dissolution of the Company (collectively referred to as "Parity Shares"); and
(iii) junior to each class of capital stock or series of Preferred Stock of the Company issued by the Company in compliance with Section 8, the terms of which expressly provide that such class or series will rank senior to the shares of Series A Preferred Stock as to dividend rights and rights upon liquidation, winding-up and dissolution of the Company (collectively referred to as "Senior Shares"). The Series A-2 Preferred Stock and Series A-3 Preferred Stock shall be deemed to be Parity Shares with respect to the Series A-1 Preferred Stock; the Series A-1 Preferred Stock and Series A-3 Preferred Stock shall be deemed to be Parity Shares with respect to the Series A-2 Preferred Stock; and the Series A-1 Preferred Stock and Series A-2 Preferred Stock shall be deemed to be Parity Shares with respect to the Series A-3 Preferred Stock.

               (b) No dividend whatsoever shall be declared or paid upon, or any sum set apart for the payment of dividends upon, any outstanding shares of Series A Preferred Stock with respect to any dividend period unless all dividends for all preceding dividend periods have been declared and paid, or declared and a sufficient sum set apart for the payment of such dividends, upon all outstanding Senior Shares.

               (c) In the event of any liquidation, dissolution or winding-up of the Company, whether voluntary or involuntary, the holders of the shares of Series A Preferred Stock then Outstanding shall be entitled to receive, prior and in preference to any distribution of any of the assets of the Company to the holders of shares of Common Stock or Junior Shares by reason of their ownership thereof, an amount equal to the greater of (i) the then effective Liquidation Preference of their shares of Series A Preferred Stock, plus an amount equal to all dividends accrued and unpaid thereon from the last Dividend Payment Date to the date fixed for liquidation, dissolution or winding-up or (ii) the amount such holders would receive if such holders converted their shares of Series A Preferred Stock into Common Stock immediately prior to such liquidation, dissolution or winding up. If upon the occurrence of such event the assets of the Company shall be insufficient to permit the payment to such holders of the full preferential amount and all liquidating payments on all shares of Series A Preferred Stock and any Parity Shares, the entire assets of the Company legally available for distribution shall be distributed among the holders of the shares of Series A Preferred Stock and the holders of all Parity Shares ratably in accordance with the respective amounts that would be payable on such shares of Series A Preferred Stock and any such Parity Shares if all amounts payable thereon were paid in full. After payment of the full preferential amount (and, if applicable, an amount equal to a pro rata dividend to the holders of Outstanding shares of Series A Preferred Stock), such holders shall not be entitled to any additional distribution of assets of the Company.

         10.  Redemption.

               (a) The shares of Series A Preferred Stock may be redeemed by the Company at any time commencing on or after June 30, 2005, in whole or from time to time in part, at the election of the Company (an "Optional Redemption"), at a redemption price (the "Redemption Price") payable in cash equal to 100% of the then effective Liquidation Preference (after giving effect to the Special Dividend, if applicable), plus accrued and unpaid dividends thereon from the last Dividend Payment Date to the date of redemption (the "Optional Redemption Date").

               (b) Shares of Series A Preferred Stock (if not earlier redeemed or converted) shall be mandatorily redeemed by the Company on June 30, 2015 (the "Mandatory Redemption Date"); provided, however, that if such date is not a Business Day, then the Mandatory Redemption Date shall be the next Business Day, at a Redemption Price per share in cash equal to the then effective Liquidation Preference (after giving effect to the Special Dividend, if applicable), plus accrued and unpaid dividends thereon from the last Dividend Payment Date to the Mandatory Redemption Date.

               (c) In the event of a redemption of fewer than all the shares of Series A Preferred Stock, the shares of Series A Preferred Stock will be chosen for redemption by the Registrar from the Outstanding shares of Series A Preferred Stock not previously called for redemption, pro rata or by lot or by such other method as the Registrar shall deem fair and appropriate; provided, that the Company may redeem (an "Odd-lot Redemption") all shares held by holders of fewer than 100 shares of Series A Preferred Stock (or by holders that would hold fewer than 100 shares of Series A Preferred Stock following such redemption) prior to its redemption of other shares of Series A Preferred Stock;

provided, further, that the Company may not redeem a portion of any share without redeeming the entire share. Notwithstanding the foregoing, the Company may not effect an Odd-lot Redemption with respect to any shares of Series A Preferred Stock held by the members of the Liberty Group or the HMTF Group. If fewer than all the shares of Series A Preferred Stock represented by any share certificate are so to be redeemed, (i) the Company shall issue a new certificate for the shares not redeemed and (ii) if any shares represented thereby are converted before termination of the conversion right with respect to such shares, such converted shares shall be deemed (so far as may be) to be the shares represented by such share certificate that was selected for redemption. Shares of Series A Preferred Stock that have been converted during a selection of shares of Series A Preferred Stock to be redeemed shall be treated by the Registrar as outstanding for the purpose of such selection but not for the purpose of the payment of the Redemption Price.

               (d) In the event the Company elects to effect an Optional Redemption, the Company shall (i) make a public announcement of the redemption and (ii) give a redemption notice (the "Redemption Notice") to the holders not fewer than 30 days nor more than 60 days before the redemption date (the "Redemption Date"). Whenever a Redemption Notice is required to be delivered to the holders, such notice shall provide the information set forth below and be given by first class mail, postage prepaid to each holder of shares of Series A Preferred Stock to be redeemed, at such holder's address appearing in the Series A Preferred Share Register. All Redemption Notices shall identify the shares of Series A Preferred Stock to be redeemed (including CUSIP number) and shall state:

                   (i)  the Redemption Date;

                   (ii) the applicable Redemption Price;

                   (iii)if fewer than all the outstanding shares of Series A Preferred Stock are to be redeemed, the identification (and, in the case of partial redemption, the certificate number, the total number of shares represented thereby and the number of such shares being redeemed on the Redemption Date) of the particular shares of Series A Preferred Stock to be redeemed;

                   (iv) that on the Redemption Date the Redemption Price, together with all accrued and unpaid dividends from the last Dividend Payment Date to the Redemption Date, will become due and payable upon each such share of Series A Preferred Stock to be redeemed and that dividends thereon will cease to accrue on and after said date;

                   (v) the conversion price, the date on which the right to convert shares of Series A Preferred Stock to be redeemed will terminate and the place or places where such shares of Series A Preferred Stock may be surrendered for conversion; and

                   (vi) the place or places where such shares of Series A Preferred Stock are to be surrendered for payment of the Redemption Price and the other amounts which are then payable.

                The Redemption Notice shall be given by the Company or, at the Company's request, by the Registrar in the name and at the expense of the Company; provided that if the Company so requests, it shall provide the

Registrar adequate time, as reasonably determined by the Registrar, to deliver such notices in a timely fashion.

               (e) Prior to any Redemption Date, the Company shall deposit with the Registrar or with a Paying Agent (or, if the Company is acting as its own Paying Agent, segregate and hold in trust) an amount of consideration sufficient to pay the Redemption Price of all the shares of Series A Preferred Stock that are to be redeemed on that date plus all accrued and unpaid dividends thereon from the last Dividend Payment Date to the Redemption Date. If any share of Series A Preferred Stock called for redemption is converted, any consideration deposited with the Registrar or with any Paying Agent or so segregated and held in trust for the redemption of such share of Series A Preferred Stock shall be paid or delivered to the Company upon Company Order or, if then held by the Company, shall be discharged from such trust.

               (f) Notice of redemption having been given as aforesaid, the shares of Series A Preferred Stock so to be redeemed shall, on the Redemption Date, become due and payable at the Redemption Price therein specified plus all accrued and unpaid dividends thereon from the last Dividend Payment Date to the Redemption Date, and from and after such date (unless the Company shall default in the payment of the Redemption Price and accrued but unpaid dividends) dividends on such shares of Series A Preferred Stock shall cease to accrue and such shares shall cease to be convertible into shares of Common Stock. Upon surrender of any such shares of Series A Preferred Stock for redemption in accordance with said notice, such shares of Series A Preferred Stock shall be redeemed by the Company at the applicable Redemption Price, together with all accrued and unpaid dividends thereon from the last Dividend Payment Date to the Redemption Date. If any share of Series A Preferred Stock called for redemption shall not be so paid upon surrender thereof for redemption, the Redemption Price thereof, and all accrued and unpaid dividends thereon from the last Dividend Payment Date to the Redemption Date, shall, until paid, bear interest from the Redemption Date at the dividend rate payable on the shares of Series A Preferred Stock and such shares shall remain convertible.

               (g) Any certificate that represents more than one share of Series A Preferred Stock and is to be redeemed only in part shall be surrendered at any office or agency of the Company designated for that purpose (with, if the Company or the Registrar so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Registrar duly executed by, the holder thereof or his attorney duly authorized in writing), and the Company shall execute, and the Registrar shall countersign and deliver to the holder of such share of Series A Preferred Stock without service charge, a new Series A Preferred Stock certificate or certificates, representing any number of shares of Series A Preferred Stock as requested by such holder, in aggregate amount equal to and in exchange for the number of shares not redeemed and represented by the Series A Preferred Stock certificate so surrendered.

               (h) If a share of Series A Preferred Stock is redeemed subsequent to a Dividend Record Date with respect to any Dividend Payment Date and on or prior to such Dividend Payment Date, then the accrued dividends payable on such Dividend Payment Date will be paid to the person in whose name such share of Series A Preferred Stock is registered at the close of business on such Dividend Record Date.

               (i) Any redemption pursuant to this Section 10 shall be made only to the extent the Company has sufficient funds legally available therefor; provided that if the shares of Series A Preferred Stock are not redeemed on the Mandatory Redemption Date because sufficient funds are not available, the Company shall have a continuing obligation to redeem such shares as and when sufficient funds become available.

         11.  Method of Payments.

                The Company may make any dividend payments in cash with respect to any dividend period beginning after June 30, 2005. Any dividends not paid in cash on a current basis on the applicable Dividend Payment Date with respect to all periods after June 30, 2005, and all dividends with respect to periods prior to June 30, 2005, shall not be paid in cash but rather shall constitute Accumulated Dividends. No payment may be made in respect of Accumulated Dividends as dividends. Rather, Accumulated Dividends shall be added to the Liquidation Preference. Dividends may not be paid by delivery of shares of Series A Preferred Stock.

         12.  Conversion.

               (a) Subject to and upon compliance with the provisions of this Certificate of Designation, at the option of the holder thereof, any share of Series A Preferred Stock (including without limitation any share of Series A-3 Preferred Stock issued upon automatic conversion of a share of Series A-1 Preferred Stock or Series A-2 Preferred Stock pursuant to Section 12(i)) may be converted at any time into a number of fully paid and nonassessable shares of Common Stock (calculated as to each conversion to the nearest 1/100 of a share) equal to (i) the then effective Liquidation Preference thereof plus accrued and unpaid dividends to the date of conversion divided by (ii) the Conversion Price in effect at the time of conversion. Such conversion right shall expire at the close of business on the Business Day next preceding the Mandatory Redemption Date. In case a share of Series A Preferred Stock is called for redemption, such conversion right in respect of the share so called shall expire at the close of business on the Business Day next preceding the Redemption Date, unless the Company defaults in making the payment due upon redemption.

                The Conversion Price shall initially be $28.00 per share of Common Stock. The Conversion Price shall be adjusted in certain instances as provided in Section 12(d) and Section 12(e).

               (b) In order to exercise the conversion privilege, the holder of any share of Series A Preferred Stock to be converted shall surrender the certificate for such share, duly endorsed or assigned to the Company or in blank, at any office or agency of the Company maintained for that purpose, accompanied by written notice to the Company at such office or agency that the holder elects to convert such share or, if fewer than all the shares of Series A Preferred Stock represented by a single share certificate are to be converted, the number of shares represented thereby to be converted.

                Shares of Series A Preferred Stock shall be deemed to have been converted immediately prior to the close of business on the day of surrender of such shares for conversion in accordance with the foregoing provisions, and at such time the rights of the holders of such shares as holders shall cease, and the person or persons entitled to receive the shares of Common Stock issuable upon conversion shall be treated for all purposes as the record holder or holders of such shares of Common Stock at such time. As promptly as practicable on or after the conversion date, the Company shall issue and shall deliver at such office or agency a certificate or certificates for the number of full shares of Common Stock issuable upon conversion.

                In the case of any conversion of fewer than all the shares of Series A Preferred Stock evidenced by a certificate, upon such conversion the Company shall execute and the Registrar shall countersign and deliver to the holder thereof, at the expense of the Company, a new certificate or certificates representing the number of unconverted shares of Series A Preferred Stock.

               (c) No fractional shares of Common Stock shall be issued upon the conversion of a share of Series A Preferred Stock. If more than one share of Series A Preferred Stock shall be surrendered for conversion at one time by the same holder, the number of full shares of Common Stock which shall be issuable upon conversion thereof shall be computed on the basis of the aggregate number of shares of Series A Preferred Stock so surrendered. Instead of any fractional shares of Common Stock which would otherwise be issuable upon conversion of any share of Series A Preferred Stock, the Company shall round down to the nearest whole share if such fraction is an amount less than 0.5 and round up to the nearest whole share if such fraction is an amount equal to or greater than 0.5 and shall issue the appropriate number of full shares of Common Stock which shall be issuable upon conversion in accordance with the foregoing.

               (d) The Conversion Price shall be adjusted from time to time by the Company as follows:

                   (i) If the Company shall hereafter pay a dividend or make a distribution to all holders of the outstanding shares of Common Stock in shares of Common Stock, the Conversion Price in effect at the opening of business on the date following the date fixed for the determination of shareholders entitled to receive such dividend or other distribution shall be reduced by multiplying such Conversion Price by a fraction of which the numerator shall be the number of shares of Common Stock outstanding at the close of business on the Common Stock Record Date (as defined in Section 12(d)(vi)) fixed for such determination and the denominator shall be the sum of such number of shares and the total number of shares constituting such dividend or other distribution, such reduction to become effective immediately after the opening of business on the day following the Common Stock Record Date. If any dividend or distribution of the type described in this Section 12(d)(i) is declared but not so paid or made, the Conversion Price shall again be adjusted to the Conversion Price which would then be in effect if such dividend or distribution had not been declared.

               (ii)  (a) In case the  Company  shall  issue  or sell any  Common
         Stock, or securities convertible into or exercisable or exchangeable for shares of Common Stock (other than Common Stock, or securities convertible into or exercisable or exchangeable for shares of Common Stock, issued (A) pursuant to the Company's existing or future stock option plans or pursuant to any other existing or future Common Stock-related director or employee compensation plan or arrangement of the Company approved by the Board of Directors (provided that, with respect to any stock option or other right granted after April 7, 2000, the per share exercise price of such option or right is equal to or greater than the per share Closing Price of the Common Stock on the date of the grant thereof), (B) as consideration for the acquisition of a business or of assets (provided that the fair market value of such business or assets, as determined by the Board of Directors in good faith, is equal to or greater than the aggregate Current Market Price of the Common Stock to be issued as consideration for such acquisition, in each case determined at the time the Company enters into a binding agreement with respect to such acquisition), (C) pursuant to warrants outstanding on the date hereof, (D) upon the conversion of any shares of Series A Preferred Stock pursuant to
         Section 12(a), (E) upon the automatic conversion of shares of Series A-1 Preferred Stock or Series A-2 Preferred Stock pursuant to Section 12(i) or (F) upon exercise or conversion of any security the issuance of which caused an adjustment under the provisions hereof or the issuance of which did not require adjustments hereunder), for a consideration per share (or, in the case of convertible or exchangeable securities having a conversion or exchange price per share of Common Stock) less than the Current Market Price of the Common Stock on the date of such issuance the Conversion Price in effect immediately prior to such issuance or sale shall be reduced effective as of immediately following such issuance or sale by multiplying such Conversion Price by a fraction, (1) the numerator of which shall be the sum of (x) the number of shares of Common Stock outstanding immediately prior to such issuance or sale and (y) the number of shares of Common Stock which the aggregate consideration receivable by the Company for the total number of additional shares of Common Stock so issued or sold (or issuable on conversion, exercise or exchange) would purchase at the Current Market Price in effect immediately prior to such issuance or sale and (2) the denominator of which shall be the sum of the number of shares of Common Stock outstanding immediately prior to such issuance or sale and the number of additional shares of Common Stock to be issued or sold (or, in the case of convertible or exchangeable securities, issuable on conversion, exercise or exchange);

                     (b) If the Company shall offer or issue rights or warrants to all holders of its outstanding shares of Common Stock entitling them to subscribe for or purchase shares of Common Stock at a price per share less than the Current Market Price (as defined in Section 12 (d) (viii)) on the Common Stock Record Date fixed for the determination of shareholders entitled to receive such rights or warrants, the Conversion Price shall be adjusted so that the same shall equal the price determined by multiplying the Conversion Price in effect at the opening of business on the date after such Common Stock Record Date by a fraction of which the numerator shall be the number of shares of Common Stock outstanding at the close of business on the Common Stock Record Date plus the number of shares of Common Stock which the aggregate offering price of the total number of shares of Common Stock subject to such rights or warrants would purchase at such Current Market Price and of which the denominator shall be the number of shares of Common Stock outstanding at the close of business on the Common Stock Record Date plus the total number of additional shares of Common Stock subject to such rights or warrants for subscription or purchase. Such adjustment shall become effective immediately after the opening of business on the day following the Common Stock Record Date fixed for determination of shareholders entitled to purchase or receive such rights or warrants. To the extent that shares of Common Stock are not delivered pursuant to such rights or warrants, upon the expiration or termination of such rights or warrants the Conversion Price shall again be adjusted to be the Conversion Price which would then be in effect had the adjustments made upon the issuance of such rights or warrants been made on the basis of delivery of only the number of shares of Common Stock actually delivered. If such rights or warrants are not so issued, the Conversion Price shall again be adjusted to be the Conversion Price which would then be in effect if such date fixed for the determination of shareholders entitled to receive such rights or warrants had not been fixed. In determining whether any rights or warrants entitle the holders to subscribe for or purchase shares of Common Stock at less than such Current Market Price, and in determining the aggregate offering price of such shares of Common Stock, there shall be taken into account (x) any consideration received for such rights or warrants, with the value of such consideration and the amount of such exercise or subscription price, if other than cash, to be determined by the Board of Directors and (y) the amount of any exercise price or subscription price required to be paid upon exercise of such warrants or rights.

               (iii) If the outstanding shares of Common Stock shall be subdivided into a greater number of shares of Common Stock, the Conversion Price in effect at the opening of business on the day following the day upon which such subdivision becomes effective shall be proportionately reduced, and, conversely, if the outstanding shares of Common Stock shall be combined into a smaller number of shares of Common Stock, the Conversion Price in effect at the opening of business on the day following the day upon which such combination becomes effective shall be proportionately increased, such reduction or increase, as the case may be, to become effective immediately after the opening of business on the day following the day upon which such subdivision or combination becomes effective.

               (iv) If the Company shall, by dividend or otherwise, distribute to all holders of its shares of Common Stock any class of capital stock of the Company (other than any dividends or distributions to which Section 12(d)(i) applies) or evidences of its indebtedness, cash or other assets (including securities, but excluding any rights or warrants of a type referred to in Section 12(d)(ii)(b) and Spinoff Securities and dividends and distributions paid exclusively in cash and excluding any capital stock, evidences of indebtedness, cash or assets distributed upon a merger or consolidation to which Section 12(e) applies) (the foregoing hereinafter in this Section 12(d)(iv) called the "Distributed Securities"), then, in each such case, the Conversion Price shall be reduced so that the same shall be equal to the price determined by multiplying the Conversion Price in effect immediately prior to the close of business on the Common Stock Record Date (as defined in Section 12(d)(viii) with respect to such distribution by a fraction of which the numerator shall be the Current Market Price (determined as provided in Section 12(d)(viii)) on such date less the fair market value (as determined by the Board of Directors, whose good faith determination shall be conclusive and described in a resolution of the Board of Directors) on such date of the portion of the Distributed Securities so distributed applicable to one share of Common Stock and the denominator shall be such Current Market Price, such reduction to become effective immediately prior to the opening of business on the day following the Common Stock Record Date; provided, however, that, in the event the then fair market value (as so determined) of the portion of the Distributed Securities so distributed applicable to one share of Common Stock is equal to or greater than the Current Market Price on the Common Stock Record Date, in lieu of the foregoing adjustment, adequate provision shall be made so that each holder of shares of Series A Preferred Stock shall have the right to receive upon conversion of a share of Series A Preferred Stock(or any portion thereof) the amount of Distributed Securities such holder would have received had such holder converted such share of Series A Preferred Stock(or portion thereof) immediately prior to such Common Stock Record Date. If such dividend or distribution is not so paid or made, the Conversion Price shall again be adjusted to be the Conversion Price which would then be in effect if such dividend or distribution had not been declared. If the Board of Directors determines the fair market value of any distribution for purposes of this Section 12(d)(iv) by reference to the actual or when issued trading market for any securities constituting all or part of such distribution, it must in doing so consider the prices in such market over the same period used in computing the Current Market Price pursuant to Section 12(d)(vi) to the extent possible.

                Rights or warrants distributed by the Company to all holders of shares of Common Stock entitling the holders thereof to subscribe for or purchase shares of the Company's capital stock (either initially or under certain circumstances), which rights or warrants, until the occurrence of a specified event or events ("Dilution Trigger Event"): (A) are deemed to be transferred with such shares of Common Stock; (B) are not exercisable; and (C) are also issued in respect of future issuances of shares of Common Stock, shall be deemed not to have been distributed for purposes of this Section 12(d)(iv) (and no adjustment to the Conversion Price under this Section 12(d)(iv) shall be required) until the occurrence of the earliest Dilution Trigger Event, whereupon such rights or warrants shall be deemed to have been distributed and an appropriate adjustment to the Conversion Price under this Section 12(d)(iv) shall be made. If any such rights or warrants, including any such existing rights or warrants distributed prior to the first issuance of shares of Series A Preferred Stock, are subject to subsequent events, upon the occurrence of each of which such rights or warrants shall become exercisable to purchase securities, evidences of indebtedness or other assets, then the occurrence of each such event shall be deemed to be such date of issuance and record date with respect to new rights or warrants (and a termination or expiration of the existing rights or warrants, without exercise by the holder thereof). In addition, in the event of any distribution (or deemed distribution) of rights or warrants, or any Dilution Trigger Event with respect thereto, that was counted for purposes of calculating a distribution amount for which an adjustment to the Conversion Price under this Section 12(d)(iv) was made, (1) in the case of any such rights or warrants which shall all have been redeemed or repurchased without exercise by any holders thereof, the Conversion Price shall be readjusted upon such final redemption or repurchase to give effect to such distribution or Dilution Trigger Event, as the case may be, as though it were a cash distribution to which this Section 12(d)(iv) were applicable, equal to the per share redemption or repurchase price received by a holder or holders of shares of Common Stock with respect to such rights or warrants (assuming such holder had retained such rights or warrants), made to all holders of shares of Common Stock as of the date of such redemption or repurchase, and (2) in the case of such rights or warrants which shall have expired or been terminated without exercise by any holders thereof, the Conversion Price shall be readjusted as if such rights and warrants had not been issued.

                Notwithstanding any other provision of this Section 12(d)(iv) to the contrary, rights, warrants, evidences of indebtedness, other securities, cash or other assets (including, without limitation, any rights distributed pursuant to any shareholder rights plan) shall be deemed not to have been distributed for purposes of this Section 12(d)(iv) if the Company makes proper provision so that each holder of shares of Series A Preferred Stock on the date fixed for determination of shareholders entitled to receive such distribution shall receive upon such distribution, the amount and kind of such distributions that such holder would have been entitled to receive if such holder had, immediately prior to such determination date, converted such share of Series A Preferred Stock into a share of Common Stock.

                For purposes of this Section 12(d)(iv) and Sections 12(d)(i) and (ii), any dividend or distribution to which this Section 12(d)(iv) is applicable that also includes shares of Common Stock, or rights or warrants to subscribe for or purchase shares of Common Stock to which Section 12(d)(ii) applies (or both), shall be deemed instead to be (A) a dividend or distribution of the evidences of indebtedness, assets, shares of capital stock, rights or warrants other than such shares of Common Stock or rights or warrants to which
Section 12(d)(ii) applies (and any Conversion Price reduction required by this Section 12(d)(iv) with respect to such dividend or distribution shall then be made) immediately followed by (B) a dividend or distribution of such shares of Common Stock or such rights or warrants (and any further Conversion Price reduction required by Sections 12(d)(i) or 12(d)(ii) with respect to such dividend or distribution shall then be made), except that (1) the Common Stock Record Date of such dividend or distribution shall be substituted as "the date fixed for the determination of stockholders entitled to receive such dividend or other distribution", "the Common Stock Record Date fixed for such determination" and "the Common Stock Record Date" within the meaning of Section 12(d)(i) and as "the date fixed for the determination of shareholders entitled to receive such rights or warrants", "the Common Stock Record Date fixed for the determination of the share holders entitled to receive such rights or warrants" and "such Common Stock Record Date" for purposes of Section 12(d)(ii), and (2) any shares of Common Stock included in such dividend or distribution shall not be deemed "outstanding at the close of business on the date fixed for such determination" for the purposes of Section 12(d)(i).

               (v) If a tender offer made by the Company or any of its subsidiaries for all or any portion of the Common Stock expires and such tender offer (as amended upon the expiration thereof) requires the payment to shareholders (based on the acceptance (up to any maximum specified in the terms of the tender offer) of Purchased Shares) of an aggregate consideration having a fair market value (as determined by the Board of Directors, whose good faith determination shall be conclusive and described in a resolution of the Board of Directors) that, combined together with the aggregate of the cash plus the fair market value (as determined by the Board of Directors, whose good faith determination shall be conclusive and described in a resolution of the Board of Directors) as of the expiration of such tender offer, of consideration payable in respect of any other tender offers by the Company or any of its subsidiaries for all or any portion of the shares of Common Stock expiring within the 12 months preceding the expiration of such tender offer and in respect of which no adjustment pursuant to this Section 12(d)(v) has been made, exceeds 5% of the net income of the Company reported for the 12 month period ending with the fiscal quarter next preceding such payment (the "12 Month Net Income") (determined as of the last time (the "Expiration Time") tenders could have been made pursuant to such tender offer (as it may be amended)), then, and in each such case, immediately prior to the opening of business on the day after the date of the Expiration

         Time, the Conversion Price shall be adjusted so that the same shall equal the price determined by multiplying the Conversion Price in effect immediately prior to the close of business on the date of the Expiration Time by a fraction of which the numerator shall be the number of shares of Common Stock outstanding (including any tendered shares) at the Expiration Time multiplied by the Current Market Price of a share of Common Stock on the trading day next succeeding the Expiration Time and the denominator shall be the sum of (x) the fair market value (determined as aforesaid) of the aggregate consideration payable to shareholders based on the acceptance (up to any maximum specified in the terms of the tender offer) of all shares validly tendered and not withdrawn as of the Expiration Time (the shares deemed so accepted, up to any such maximum, being referred to as the "Purchased Shares") and (y) the product of the number of shares of Common Stock outstanding (less any Purchased Shares) at the Expiration Time and the Current Market Price of the shares of Common Stock on the trading day next succeeding the Expiration Time, such reduction (if any) to become effective immediately prior to the opening of business on the day following the Expiration Time. If the Company is obligated to purchase shares pursuant to any such tender offer, but the Company is permanently prevented by applicable law from effecting any such purchases or all such purchases are rescinded, the Conversion Price shall again be adjusted to be the Conversion Price which would then be in effect if such tender offer had not been made. If the application of this Section 12(d)(v) to any tender offer would result in an increase in the Conversion Price, no adjustment shall be made for such tender offer under this Section 12(d)(v).

               (vi) If the Company effects a Spinoff, the Company shall make appropriate provision so that the holders of Series A Preferred Stock have the right to exchange their shares of Series A Preferred Stock on the effective date of the Spinoff for (a) shares of Exchange Preferred Stock of the Company and (b) shares of Mirror Preferred Stock of the issuer of the Spinoff Securities. The sum of the initial liquidation preference of the shares of Exchange Preferred Stock and Mirror Preferred Stock delivered in exchange for a share of Series A Preferred Stock will equal the Liquidation Preference of, plus accrued and unpaid dividends on, a share of Series A Preferred Stock on the effective date of the Spinoff. The Mirror Preferred Stock will have an aggregate initial liquidation preference equal to the product of the aggregate Liquidation Preference of, plus accrued and unpaid dividends on, the shares of Series A Preferred Stock exchanged therefor and the quotient of (x) the product of the number (or fraction) of Spinoff Securities that would have been receivable upon such Spinoff by a holder of the number of shares of Common Stock issuable upon conversion of a share of Series A Preferred Stock immediately prior to the record date for the Spinoff and the average of the daily Closing Prices of the Spinoff Securities for the period of ten consecutive trading days commencing on the tenth trading day following the effective date of the Spinoff, divided by (y) the sum of the amount determined pursuant to clause (x), plus the fair value of the shares of Common Stock and other securities or property (other than Spinoff Securities) that would have been receivable by a holder of a share of Series A Preferred Stock upon conversion thereof immediately prior to the record date for the Spinoff (such fair value to be determined in the case of Common Stock or other securities with a Closing Price in the same manner as provided in clause (x) and otherwise by the Board of Directors in the exercise of its judgment). The shares of Exchange Preferred Stock will have an aggregate initial liquidation preference equal to the difference between the aggregate Liquidation Preference of plus accrued and unpaid dividends on the shares of Series A Preferred Stock exchanged therefor and the aggregate initial liquidation preference of the Mirror Preferred Stock. From and after the effective date of such Spinoff, the holders of any shares of Series A Preferred Stock that have not been exchanged for Mirror Preferred Stock and Exchange Preferred Stock as provided above shall have no conversion rights under these provisions with respect to such Spinoff Securities.

               (vii) If the Company or a subsidiary of the Company (the applicable of the foregoing being the "Offeror") makes an Exchange Offer, the Offeror shall concurrently therewith make an equivalent offer to the holders of Series A Preferred Stock pursuant to which such holders may tender Series A Preferred Stock, based upon the number of shares of Common Stock into which such tendered shares of Series A Preferred Stock are then convertible (and in lieu of tendering outstanding shares of Common Stock), together with any other consideration that may be required to be tendered pursuant to the Exchange Offer, and receive in exchange therefor, in lieu of Exchange Securities (and other property, if applicable), Mirror Preferred Stock with an aggregate liquidation preference equal to the aggregate Liquidation Preference of plus accrued and unpaid dividends on the shares of Series A Preferred Stock exchanged therefor. Whether or not a holder of Series A Preferred Stock elects to accept the offer and tender Series A Preferred Stock, no adjustment to the Conversion Price will be made in connection with the Exchange Offer. If an Exchange Offer is made as discussed above, the Offeror shall, concurrently with the distribution of the offering circular or prospectus and related documents to holders of Common Stock, provide each holder of Series A Preferred Stock with a notice setting forth the offer described herein and describing the Exchange Offer, the Exchange Securities and the Mirror Preferred Stock. Such notice shall be accompanied by the offering circular, prospectus or similar document provided to holders of Common Stock in respect of the Exchange Offer and a copy of the certificate of designations (or similar document) proposed to be filed by the Offeror in order to establish the Mirror Preferred Stock. No failure to mail the notice contemplated herein or any defect therein or in the mailing thereof shall affect the validity of the applicable Exchange Offer.

               (viii) For purposes of this Section 12(d), the following terms shall have the meaning indicated:

                "Closing Price" with respect to any securities on any day means the closing sale price as of 4:00 p.m. Eastern Time on such day or any earlier final closing on such day or, if no such sale takes place on such day, the average of the reported high and low bid prices on such day, in each case on the Nasdaq National Market, or the New York Stock Exchange, as applicable, or, if such security is not listed or admitted to trading on such national market or exchange, on the national stock exchange or Commission recognized trading market in the United States on which such security is quoted or listed or admitted to trading, or, if not quoted or listed or admitted to trading on any national stock exchange or Commission recognized trading market in the United States, the average of the high and low bid prices of such security on the over-the-counter market on the day in question as reported by the National Quotation Bureau Incorporated or a similar generally accepted reporting service in the United

States, or, if not so available, in such manner as furnished by any New York Stock Exchange member firm selected from time to time by the Board of Directors for that purpose, or a price determined in good faith by the Board of Directors, whose determination shall be conclusive and described in a resolution of the Board of Directors.

                "Common  Stock  Record   Date"  means,   with  respect  to   any
dividend, distribution or other transaction or event in which the holders of Common Stock have the right to receive any cash, securities or other property or in which the Common Stock (or other applicable security) is exchanged for or converted into any combination of cash, securities or other property, the date fixed for determination of shareholders entitled to receive such cash, securities or other property (whether such date is fixed by the Board of Directors or by statute, contract or otherwise).

                "Current Market Price" means the average of the daily Closing Prices per share of Common Stock for the 10 consecutive trading days immediately prior to the date in question; provided, however, that (A) if the "ex" date (as hereinafter defined) for any event (other than the issuance or distribution requiring such computation) that requires an adjustment to the Conversion Price pursuant to Section 12(d)(i), (ii), (iii), (iv), (v) or (vi) occurs during such 10 consecutive trading days, the Closing Price for each trading day prior to the "ex" date for such other event shall be adjusted by multiplying such Closing Price by the same fraction by which the Conversion Price is so required to be adjusted as a result of such other event, (B) if the "ex" date for any event (other than the issuance or distribution requiring such computation) that requires an adjustment to the Conversion Price pursuant to Section 12(d)(i),
(ii), (iii), (iv),(v) or (vi) occurs on or after the "ex" date for the issuance or distribution requiring such computation and prior to the day in question, the Closing Price for each trading day on and after the "ex" date for such other event shall be adjusted by multiplying such Closing Price by the reciprocal of the fraction by which the Conversion Price is so required to be adjusted as a result of such other event and (C) if the "ex" date for the issuance or distribution requiring such computation is prior to the day in question, after taking into account any adjustment required pursuant to clause (A) or (B) of this proviso, the Closing Price for each trading day on or after such "ex" date shall be adjusted by adding thereto the amount of any cash and the fair market value (as determined by the Board of Directors in a manner consistent with any good faith determination of such value for purposes of Section 12(d)(iv), whose good faith determination shall be conclusive and described in a resolution of the Board of Directors) of the evidences of indebtedness, shares of capital stock or assets being distributed applicable to one share of Common Stock as of the close of business on the day before such "ex" date. For purposes of any computation under Section 12(d)(v), the Current Market Price on any date shall be deemed to be the average of the daily Closing Prices per share of Common Stock for such day and the next two succeeding trading days; provided, however, that, if the "ex" date for any event (other than the tender offer requiring such computation) that requires an adjustment to the Conversion Price pursuant to
Section 12(d)(i), (ii), (iii), (iv), (v) or (vi) occurs on or after the Expiration Time for the tender or exchange offer requiring such computation and prior to the day in question, the Closing Price for each trading day on and after the "ex" date for such other event shall be adjusted by multiplying such Closing Price by the reciprocal of the fraction by which the Conversion Price is so required to be adjusted as a result of such other event. For purposes of this paragraph, the term "ex" date (1) when used with respect to any issuance or distribution, means the first date on which the shares of Common Stock trade regular way on the relevant exchange or in the relevant market from which the Closing Price was obtained without the right to receive such issuance or distribution, (2) when used with respect to any subdivision or combination of shares of Common Stock, means the first date on which the shares of Common Stock trade regular way on such exchange or in such market after the time at which such subdivision or combination becomes effective and (3) when used with respect to any tender or exchange offer means the first date on which the shares of Common Stock trade regular way on such exchange or in such market after the Expiration Time of such offer. Notwithstanding the foregoing, whenever successive adjustments to the Conversion Price are called for pursuant to this
Section 12(d), such adjustments shall be made to the Current Market Price as may be necessary or appropriate to effectuate the intent of this Section 12(d) and to avoid unjust or inequitable results, as determined in good faith by the Board of Directors.

                "Exchange Offer" means an issuer tender offer (within the meaning of Rule 13e-4(a)(2) of the rules and regulations promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, as such Rule is in effect on the date hereof), including, without limitation, one that is effected through the distribution of rights or warrants, made to holders of Common Stock (or to holders of other stock of the Company receivable by a holder of Series A Preferred Stock upon conversion thereof), to issue stock of the Company or of a subsidiary of the Company and/or other property to a tendering stockholder in exchange for shares of Common Stock (or such other stock) validly tendered pursuant to such issuer tender offer.

                "Exchange Preferred Stock" means a series of convertible preferred stock of the Company, having terms, conditions, designations, dividend rights, voting powers, rights on liquidation and other preferences and relative, participating, optional or other special rights, and qualifications, limitations or restrictions thereof that are identical, or as nearly so as is practicable in the judgment of the Company's Board of Directors, to those of the Series A Preferred Stock for which such Exchange Preferred Stock is exchanged, except that (a) the liquidation preference will be determined as provided in Section 12(d)(vi), (b) the running of any time periods pursuant to the terms of the Series A Preferred Stock shall be tacked to the corresponding time periods in the Exchange Preferred Stock and (c) the Exchange Preferred Stock will not be convertible into, and the holders will have no conversion rights thereunder with respect to the Spinoff Securities.

                "Exchange Securities" means stock of the Company or of a subsidiary of the Company that is issued in exchange for shares of Common Stock (or other stock of the Company receivable by a holder of Series A Preferred Stock upon conversion thereof) pursuant to an Exchange Offer.

                "Fair Market Value" means the amount which a willing buyer would pay a willing seller in an arm's-length transaction.

                "Mirror Preferred Stock" means convertible preferred stock issued by (a) in the case of a Spinoff, the issuer of the applicable Spinoff Securities, and (b) in the case of an Exchange Offer, the issuer of the applicable Exchange Securities, and having terms, conditions, designations, dividend rights, voting powers, rights on liquidation and other preferences and relative, participating, optional or other special rights, and qualifications, limitations or restrictions thereof that are identical, or as nearly so as practicable in the judgment of the Company's Board of Directors, to those of the Series A Preferred Stock for which such Mirror Preferred Stock is exchanged, except that (i) the liquidation preference will be determined as provided in Sections 12(d)(vi) or 12(d)(vii), as applicable, (ii) the running of any time periods pursuant to the terms of the Series A Preferred Stock shall be tacked to the corresponding time periods in the Mirror Preferred Stock, and (iii) the Mirror Preferred Stock shall be convertible into the kind and amount of Spinoff Securities or Exchange Securities, as applicable, and other securities and property that the holder of Series A Preferred Stock in respect of which such Mirror Preferred Stock is issued pursuant to the terms hereof would have received (x) in the case of a Spinoff, in such Spinoff had such Series A Preferred Stock been converted immediately prior to the record date for such Spinoff and (y) in the case of an Exchange Offer, upon consummation thereof had such Series A Preferred Stock that such holder elects to tender been converted and the shares of Common Stock received upon such conversion been tendered in full pursuant to such Exchange Offer prior to the expiration thereof and the same percentage of such tendered shares had been accepted for exchange as the percentage of validly tendered shares of Common Stock were accepted for exchange pursuant to such Exchange Offer, as the case may be.

                "Spinoff" means the distribution in a transaction that is generally not taxable to the recipients under the Internal Revenue Code of 1986 (as amended or any equivalent successor statute) of stock of a subsidiary of the Company as a dividend to all holders of Common Stock.

                "Spinoff Securities" means stock of a subsidiary of the Company that is distributed to holders of Common Stock in a Spinoff.

                   (ix) No adjustment in the Conversion Price shall be required unless such adjustment would require an increase or decrease of at least 1% in such price; provided, however, that any adjustments which by reason of this Section 12(d)(ix) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Section 12 shall be made by the Company and shall be made to the nearest cent. No adjustment need be made for a change in the par value or no par value of the Common Stock.

                   (x) Whenever the Conversion Price is adjusted as herein provided, the Company shall promptly file with the Registrar an Officer's Certificate setting forth the Conversion Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment. Promptly after delivery of such certificate, the Company shall prepare a notice of such adjustment of the Conversion Price setting forth the adjusted Conversion Price and the date on which each adjustment becomes effective and shall mail such notice of such adjustment of the Conversion Price to each holder of shares of Series A Preferred Stock at such holder's last address appearing on the register of holders maintained for that purpose within 20 days of the effective date of such adjustment. Failure to deliver such notice shall not affect the legality or validity of any such adjustment.

                   (xi) In any case in which this Section 12(d) provides that an adjustment shall become effective immediately after a Common Stock Record Date for an event, the Company may defer until the occurrence of such event issuing to the holder of any share of Series A Preferred Stock converted after such Common Stock Record Date and before the occurrence of such event the additional shares of Common Stock issuable upon such conversion by reason of the adjustment required by such event over and above the shares of Common Stock issuable upon such conversion before giving effect to such adjustment.

                   (xii)For purposes of this Section 12(d), the number of shares of Common Stock at any time outstanding shall not include shares held in the treasury of the Company or by any of its Subsidiaries. The Company shall not pay any dividend or make any distribution on shares of Common Stock held in the treasury of the Company or by any of its Subsidiaries.

                   (xiii) In the event that a holder of Series A Preferred Stock would be entitled to receive upon conversion thereof any Redeemable Capital Stock and the Company redeems, exchanges or otherwise acquires all of the outstanding shares or other units of such Redeemable Capital Stock (such event being a "Redemption Event"), then, from and after the effective date of such Redemption Event, the holders of shares of Series A Preferred Stock then outstanding shall be entitled to receive upon conversion of such shares, in lieu of shares or units of such Redeemable Capital Stock, the kind and amount of shares of stock and other securities and property receivable upon the Redemption Event by a holder of the number of shares or units of such Redeemable Capital Stock into which such shares of Series A Preferred Stock could have been converted immediately prior to the effective date of such Redemption Event (assuming, to the extent applicable, that such holder failed to exercise any rights of election with respect thereto and received per share or unit of such Redeemable Capital Stock the kind and amount of stock and other securities and property received per share or unit by a plurality of the non-electing shares or units of such Redeemable Capital Stock), and (from and after the effective date of such Redemption Event) the holders of the Series A Preferred Stock shall have no other conversion rights under these provisions with respect to such Redeemable Capital Stock. For purposes of this Section 12(d)(xiii) "Redeemable Capital Stock" means a class or series of capital stock of the Company that provides by its terms a right in favor of the Company to call, redeem, exchange or otherwise acquire all of the outstanding shares or units of such class or series.

               (e) In case of any consolidation of the Company with, or merger of the Company into, any other Person, or in case of any merger of another Person into the Company (other than a merger that does not result in any reclassification, conversion, exchange or cancellation of outstanding shares of Common Stock of the Company), or in case of any sale, conveyance or transfer of all or substantially all the assets of the Company, the holder of each share of Series A Preferred Stock shall have the right thereafter, during the period such share of Series A Preferred Stock shall be convertible as specified in Section 12(a), to convert such share of Series A Preferred Stock into the kind and amount of securities, cash and other property receivable upon such consolidation, merger, conveyance or transfer by a holder of the number of shares of Common Stock of the Company into which such share of Series A Preferred Stock might have been converted immediately prior to such consolidation, merger, conveyance or transfer, assuming such holder of shares of Common Stock of the Company failed to exercise his rights of election, if any, as to the kind or amount of securities, cash and other property receivable upon such consolidation, merger, conveyance or transfer (provided that, if the kind or amount of securities, cash and other property receivable upon such consolidation, merger, conveyance or transfer is not the same for each share of Common Stock of the Company in respect of which such rights of election shall not have been exercised ("nonelecting share"), then for the purpose of this Section 12 the kind and amount of securities, cash and other property receivable upon such consolidation, merger, conveyance or transfer by each nonelecting share shall be deemed to be the kind and amount so receivable per share by a plurality of the nonelecting shares). Such securities shall provide for adjustments which, for events subsequent to the effective date of the triggering event, shall be as nearly equivalent as may be practicable to the adjustments provided for in this Section 12. The above provisions of this
Section 12 shall similarly apply to successive consolidations, mergers, conveyances or transfers.

              (f) In case:

                   (i) the Company shall declare a dividend (or any other distribution) on its Common Stock payable otherwise than in cash out of its earned surplus; or

                   (ii) the Company shall authorize the granting to all holders of its shares of Common Stock of rights or warrants to subscribe for or purchase any shares of capital stock of any class or of any other rights; or

                   (iii) of any reclassification of the Common Stock (other than a subdivision or combination of the Company's outstanding shares of Common Stock), or of any consolidation or merger to which the Company is a party and for which approval of any shareholders of the Company is required, or the sale, conveyance or transfer of all or substantially all the assets of the Company; or

                   (iv) of the voluntary or involuntary dissolution, liquidation or winding-up of the Company; or

                   (v) the Company shall take any other action referred to in this Section 12;

                then the Company shall cause to be filed with the Registrar and at each office or agency maintained for the purpose of conversion of shares of Series A Preferred Stock, and shall cause to be mailed to all holders at their last addresses as they shall appear in the shares of Series A Preferred Stock Register, at least 20 Business Days (or 10 Business Days in any case specified in clause (i) or (ii) above) prior to the applicable date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution, rights or warrants, or, if a record is not to be taken, the date as of which the holders of shares of Common Stock of record to be entitled to such dividend, distribution, rights or warrants are to be determined or (y) the date on which such reclassification, consolidation, merger, sale, transfer, dissolution, liquidation or winding-up is expected to become effective, and the date as of which it is expected that holders of shares of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, sale, transfer, dissolution, liquidation or winding-up. Failure to give the notice required by this Section 12(f) or any defect therein shall not affect the legality or validity of any dividend, distribution, right, warrant, reclassification, consolidation, merger, sale, transfer, dissolution, liquidation or winding-up, or the vote upon any such action.

               (g) The Company shall at all times reserve and keep available, free from preemptive rights, out of its authorized but unissued shares of Common Stock, for the purpose of effecting the conversion of shares of Series A
Preferred Stock, the full number of shares of Common Stock then issuable upon the conversion of all outstanding shares of Series A Preferred Stock.

               (h) The Company will pay any and all taxes that may be payable in respect of the issue or delivery of shares of Common Stock on conversion of shares of Series A Preferred Stock pursuant hereto. The Company shall not, however, be required to pay any tax which may be payable in respect of any transfer involved in the issue and delivery of shares of Common Stock in a name other than that of the holder of the share of Series A Preferred Stock or shares of Series A Preferred Stock to be converted, and no such issue or delivery shall be made unless and until the Person requesting such issue has paid to the Company the amount of any such tax, or has established to the satisfaction of the Company that such tax has been paid or is not payable.

                   (i) (i) Each share of (A) Series A-1 Preferred Stock transferred to any person other than a member of the Liberty Group and (B) Series A-2 Preferred Stock transferred to any person other than a member of the HMTF Group shall be deemed to be automatically converted into a share of Series A-3 Preferred Stock with the same Liquidation Preference and otherwise of the same tenor (except as provided herein) as then in effect with respect to the share of the Series A-1 Preferred Stock or Series A-2 Preferred Stock transferred, such conversion to be effected in accordance with this Section 12(i) and to be effective as of the effective time of such transfer.

                        (ii) Upon  any  transfer  of  a  share  of  Series   A-1
         Preferred Stock or Series A-2 Preferred Stock triggering an automatic conversion into a share of Series A-3 Preferred Stock pursuant to
         Section 12(i)(i), the transferor shall surrender the certificate or certificates representing the share or shares transferred (the "Converting Shares") at any office or agency of the Company designated for that purpose together with written notice stating the number of shares that are to be transferred to a person other than a member of the Liberty Group (in the case of shares of Series A-1 Preferred Stock) or a member of the HMTF Group (in the case of Series A-2 Preferred Stock) and that are thus to be converted into an equal number of shares of Series A-3 Preferred Stock (the "Converted Shares"). Such notice shall also state the name or names (with addresses) of the transferee and denominations in which the certificate or certificates for
         Converted Shares are to be issued and shall include instructions for the delivery thereof. Promptly after such surrender and the receipt of such written notice, the Company will issue and deliver in accordance with the transferor's instructions the certificate or certificates evidencing the Converted Shares issuable upon such conversion, and the Company will deliver to the transferor a certificate (which shall contain such legends as were set forth on the surrendered certificate or certificates) representing any shares which were represented by the certificate or certificates that were delivered to the Company in connection with such conversion, but which were not transferred. Upon issuance of shares in accordance with this Section 12(i)(ii), such Converted Shares shall be duly authorized, validly issued, fully paid and non-assessable and entitled to the benefits of this Certificate of

         Designation. The Company shall take all such actions as may be necessary to assure that all such shares of Series A-3 Preferred Stock may be so issued without violation of any applicable law or governmental regulation or any requirements of any domestic securities exchange upon which shares of Series A-3 Preferred Stock may be listed (except for official notice of issuance which will be immediately transmitted by the Company upon issuance).

                   (iii) As used in this Section 12(i), the term "transfer" and derivatives thereof refers to any sale, gift or other transfer, voluntary or involuntary (except for transfers, pledges and security interests in connection with bona fide financing or hedging transactions). A conversion of Series A-1 Preferred Stock or Series A-2 Preferred Stock into Common Stock pursuant to Section 12(a) hereof shall not constitute a transfer for purposes of this Section 12(i).

               (j) Without the unanimous consent of the holders of the Series A Preferred Stock, the Company shall not in any manner subdivide (by stock split, stock dividend or otherwise) or combine (by reverse stock split or otherwise) the outstanding shares of the Series A-1 Preferred Stock, Series A-2 Preferred Stock or Series A-3 Preferred Stock unless the outstanding shares of each other series of Series A Preferred Stock shall be subdivided or combined, as the case may be, to the same extent, share and share alike, and appropriate provision shall be made for the protection of the conversion rights hereunder.

         13.  Change of Control.

               (a) Upon the occurrence of a Change of Control, the Company shall have the right, but not the obligation, to offer (the "Change of Control Offer") to repurchase all, but not less than all, of the shares of Series A Preferred Stock at a purchase price per share in cash equal to 101% of the Liquidation Preference of each share of Series A Preferred Stock repurchased (after giving effect to the Special Dividend, if applicable), plus an amount equal to 101% of all dividends accrued and unpaid thereon to the date fixed for repurchase (the "Change of Control Purchase Amount"). Within 20 days following the Change of Control Date, the Company shall mail a notice to each holder of shares of Series A Preferred Stock (with a copy to the Registrar) describing the transaction or transactions that constitute the Change of Control and, if the Company so elects, offering to repurchase shares of Series A Preferred Stock on a date specified in such notice (the "Change of Control Purchase Date"), which date shall be no earlier than 90 days and no later than 120 days from the date such notice is mailed, pursuant to the procedures required by Section 10 and described in such notice. The failure of the Company to make such Change of Control Offer within such 20-day period shall constitute an irrevocable waiver of the Company's right to make such Change of Control Offer solely with the respect to the relevant Change of Control and shall result in the dividend rate on the Series A Preferred Stock referred to in Section 6 hereof being increased to 16% effective as of the Change of Control Date. The Company shall comply with the requirements of Rule 14e-1 under the Exchange Act and any other securities laws and regulations to the extent such laws and regulations are applicable in connection with the repurchase of the Series A Preferred Stock as a result of a Change of Control.

               (b) On the Change of Control Purchase Date, the Company shall, to the extent lawful:

                   (i) accept for payment all shares of Series A Preferred Stock properly tendered pursuant to the Change of Control Offer;

                   (ii) deposit with the paying agent an amount equal to the Change of Control Purchase Amount in respect of all shares of Series A Preferred Stock so tendered; and

                   (iii)deliver or cause to be delivered to the Registrar all certificates for shares of Series A Preferred Stock so accepted together with an officer's certificate stating the aggregate number of shares being purchased by the Company.

               (c) The paying agent shall promptly mail to each holder of shares of Series A Preferred Stock so tendered the Change of Control Purchase Amount for such shares of Series A Preferred Stock, and the Registrar shall promptly authenticate and mail (or cause to be transferred by book entry) to each holder a new certificate for any shares of Series A Preferred Stock not tendered that are represented by the surrendered certificate. The Company shall notify each holder of Series A Preferred Stock the results of the Change of Control Offer on or as soon as practicable after the Change of Control Purchase Date.

               (d) The provisions of this paragraph that permit the Company to make a Change of Control Offer shall be applicable regardless of whether any other provisions of this certificate are applicable. Except as set forth in this paragraph, no holder of shares of Series A Preferred Stock shall have any right to require the Company to repurchase or redeem the shares of Series A Preferred Stock in the event of a takeover, recapitalization or other similar transaction.

         14.  Purchase Offer.

               (a) If the Company shall elect not to make, or shall fail to make, the Change of Control Offer following the occurrence of a Change of Control pursuant to Section 13 hereof within the 20-day period specified therein, then in addition to the redemption rights that the Company may exercise pursuant to Section 10 hereof after June 30, 2005, the Company shall also have the right (but not the obligation), (i) at any time and from time to time prior to June 30, 2005, to offer (the "Purchase Offer") to repurchase all, but not less than all, of the outstanding shares of Series A Preferred Stock at a purchase price per share in cash equal to 101% of the Liquidation Preference of each share of Series A Preferred Stock repurchased (after giving effect to the Special Dividend, if any), plus an amount equal to 101% of all dividends accrued and unpaid thereon from the last Dividend Payment Date to the date fixed for repurchase (the "Purchase Payment") and (ii) at any time and from time to time following June 30, 2005, to make a Purchase Offer to repurchase all, but not less than all, of the outstanding shares of Series A Preferred Stock at a purchase price per share in cash equal to 100% of the Liquidation Preference of each share of Series A Preferred Stock repurchased (after giving effect to the Special Dividend, if any), plus an amount equal to 100% of all dividends accrued and unpaid thereon from the last Dividend Payment Date to the date fixed for repurchase (the "Par Purchase Payment"). If the Company elects to make a Purchase Offer, the Company shall mail a notice to each holder of shares of

Series A Preferred Stock (with a copy to the Registrar) offering to repurchase shares of Series A Preferred Stock on a date specified in such notice (the "Purchase Payment Date"), which date shall be no earlier than 90 days and no later than 120 days from the date such notice is mailed, pursuant to the procedures required by Section 6 and described in such notice. The Company shall comply with the requirements of Rule 14e-1 under the Exchange Act and any other securities laws and regulations to the extent such laws and regulations are applicable in connection with the repurchase of the Series A Preferred Stock hereunder.

               (b) On the Purchase Payment Date, the Company shall, to the extent lawful:

                   (i) accept for payment all shares of Series A Preferred Stock properly tendered pursuant to the Purchase Offer;

                   (ii) deposit with the paying agent an amount equal to the Purchase Payment or the Par Purchase Payment, as applicable, in respect of all shares of Series A Preferred Stock so tendered; and

                   (iii)deliver or cause to be delivered to the Registrar all certificates for shares of Series A Preferred Stock so accepted together with an officer's certificate stating the aggregate number of shares being purchased by the Company.

               (c) The paying agent shall promptly mail or transmit by wire transfer to each holder of shares of Series A Preferred Stock so tendered the Purchase Payment or the Par Purchase Payment, as applicable, for such shares of Series A Preferred Stock, and the Registrar shall promptly authenticate and mail (or cause to be transferred by book entry) to each such holder a new certificate for any shares of Series A Preferred Stock not tendered that are represented by the surrendered certificate. The Company shall notify the holders of Series A Preferred Stock the results of the Purchase Offer on or as soon as practicable after the Purchase Payment Date.

               (d) If a holder of shares of Series A Preferred Stock elects not to, or otherwise fails to, properly tender shares of Series A Preferred Stock into the Purchase Offer, then with respect to each share of Series A Preferred Stock that such holder fails to tender, any dividends applicable to periods following the expiration of the Purchase Offer with respect to each such share shall be computed at a rate of eight percent (8%) per annum.

         15.  Special Covenant.

                Without the vote or consent of the holders of a majority of the then Outstanding shares of Series A Preferred Stock, the Company shall not make, or permit any of its subsidiaries to make, any material capital expenditures, acquisitions or divestitures outside the ordinary course of business unless such expenditures, acquisitions or divestitures were otherwise approved by the Board of Directors (including the affirmative vote of at least one director elected by either the holders of the Series A-1 Preferred Stock or the holders of the Series A-2 Preferred Stock).

         16.  SEC Reports; Reports by Company.

                So long as any shares of Series A Preferred Stock are outstanding, the Company shall file with the SEC and, within 15 days after it files them with the SEC, with the Registrar and, if requested, furnish to each holder of shares of Series A Preferred Stock all annual and quarterly reports and the information, documents, and other reports that the Company is required to file with the SEC pursuant to Section 13(a) or 15(d) of the Exchange Act ("SEC Reports"). In the event the Company is not required or shall cease to be required to file SEC Reports, pursuant to the Exchange Act, the Company will nevertheless file such reports with the SEC (unless the SEC will not accept such a filing). Whether or not required by the Exchange Act to file SEC Reports with the SEC, so long as any shares of Series A Preferred Stock are Outstanding, the Company will furnish or cause to be furnished reports equivalent to the SEC Reports to the holders of shares of Series A Preferred Stock.

         17.  Definitions.

                For purposes of this Certificate of Designation, the following terms shall have the meaning set forth below:

                "Accumulated Dividends"  has the meaning set forth in Section 6.

                "Affiliate" means, with respect to any Person, any other Person directly or indirectly controlling, controlled by, or under direct or indirect common control with, such Person. For the purposes of this definition, "control" when used with respect to any Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing; provided that neither AT&T Corp. ("AT&T") nor any subsidiary of AT&T which is not included in AT&T's Liberty Media Group (as defined in AT&T's Certificate of Incorporation) will be deemed to be an Affiliate of Liberty.

                "Board of Directors" has the meaning set forth in the Recitals.

                "Business Day" means each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in The City of New York are authorized or obligated by law or executive order to be closed.

                "By-laws" has the meaning set forth in the Recitals.

                "Capital Stock" means, with respect to any person, any and all shares, interests, participations, rights in, or other equivalents (however designated and whether voting and/or non-voting) of such person's capital stock, whether outstanding on the Closing Date or issued after the Closing Date, and any and all rights (other than any evidence of indebtedness) or warrants exercisable or exchangeable for or convertible into such capital stock.

                "Certificate of Incorporation" has the meaning set forth in the recitals.

                "Change  of  Control"  means   the  occurrence  of   any  of the
following events: (a) any "person" or "group" (as such terms are used in Sections 13(d) and 14(d) of the Exchange Act) is or becomes the "beneficial owner" (as defined in Rule 13d-3 and 13d-5 under the Exchange Act, except that a person shall be deemed to have "beneficial ownership" of all securities that such person has the right to acquire, whether such right is exercisable immediately or only after the passage of time), directly or indirectly, of more than 50% of the total Voting Capital Stock of the Company or (b) the Company consolidates with, or merges with or into, another person or sells, assigns, conveys, transfers, leases or otherwise disposes of all or substantially all of its assets to any person, or any person consolidates with, or merges with or into the Company, in any such event pursuant to a transaction in which the holders of the outstanding Voting Capital Stock of the Company immediately prior to such transaction hold less than 50% of the outstanding Voting Capital Stock of the surviving or transferee company or its parent company immediately after such transaction or immediately after such transaction any "person" or "group" (as such terms are used in Sections 13(d) and 14(d) of the Exchange Act), is the "beneficial owner" (as defined in Rules 13d-3 and 13d-5 under the Exchange Act, except that a person shall be deemed to have "beneficial ownership" of all securities that such person has the right to acquire, whether such right is exercisable immediately or only after the passage of time), directly or indirectly, of more than 50% of the total Voting Capital Stock of the surviving or transferee company or its parent company or (c) during any consecutive two-year period, individuals who at the beginning of such period constituted the Board of Directors (together with any new directors whose election by the Board of Directors or whose nomination for election by the stockholders of the Company was approved by a vote of a majority of the directors then still in office who were either directors at the beginning of such period or whose election or nomination for election was previously so approved and together with any directors elected pursuant to Sections 8(d)(i), (ii) and (iii)) cease for any reason to constitute a majority of the Board of Directors then in office or (d) any transaction subject to Rule 13e-3 under the Exchange Act if following such Rule 13e-3 transaction a person or group (as such terms are used in Section 13(d) and 14(d) of the Exchange Act) owns more than 50% of the total Voting Capital Stock of the Company. Notwithstanding the foregoing, any form of business combination between the Company and Teligent, Inc. within the 24 month period following the Closing Date shall not be deemed to be a Change of Control, unless after the date hereof and prior to such business combination, there shall have occurred a "Teligent Change of Control." For the purposes hereof, a Teligent Change of Control shall have the same meaning as a Change of Control, substituting Teligent, Inc. for the Company in such definition; provided, however, that a Teligent Change of Control shall not occur with respect to any event or circumstance that involves an acquiror, 25% or more of the Voting Capital Stock of which is beneficially owned by any member of the HMTF Group or Liberty.

                "Change of Control Date" has the meaning set forth in Section 6(b).

                "Closing Date" means the Closing Date under the Purchase Agreement.

                "Closing  Price" has  the meaning  set  forth  in  Section 12(d)
(viii).

                "Common  Stock  Record  Date"  has  the   meaning  set  forth in
Section 12(d)(viii).

                "Common Stock" means the common stock of the Company, par value $.01 per share and capital stock of any other class or series into which the Common Stock may hereafter be changed.

                "Company" has the meaning set forth in the Recitals and includes any successor to the Company hereunder.

                "Company Order" means a written request or order signed in the name of the Company by its Chairman of the Board, its President or a Vice President and by its Treasurer, an Assistant Treasurer, its Secretary or an Assistant Secretary.

                "Conversion Agent" has the meaning set forth in Section 5(a).

                "Conversion Price" means the price at which shares of Common Stock shall be delivered upon conversion.

                "Current Market Price" has the meaning set forth in Section 12(d)(viii).

                "Dilution Trigger Event" has the meaning set forth in Section 12(d)(iv).

                "Distributed Securities" has the meaning set forth in Section 12(d)(iv).

                "Dividend Payment Date" shall mean the last day of March, June, September and December of each year, commencing June 30, 2000, or the next succeeding Business Day if any such day is not a Business Day.

                "Dividend Period" shall mean the period from and including the Closing Date to but excluding the first Dividend Payment Date and thereafter each quarterly period from and including a Dividend Payment Date to but excluding the next Dividend Payment Date.

                "Dividend  Record  Date"  has the  meaning set forth  in Section
7(a).

                "Exchange Offer" has the meaning set forth in Section 12(d)(vi).

                "Exchange  Preferred  Stock"  has  the   meaning  set  forth  in
Section 12(d)(viii).

                "Exchange Securities" has the meaning set forth in Section 12(d)(viii).

                "Expiration Time" has the meaning set forth in Section 12(d)(v).

                "Fair Market Value" has the meaning set forth in Section 12(d)(viii).

                "Junior Shares" has the meaning set forth in Section 9(a).

                "Liquidation Preference" means an amount initially equal to $10,000 per share of Series A Preferred Stock, subject to increase in accordance with Section 6, Section 7 and Section 11 hereof, including, without limitation, by the addition of Accumulated Dividends and, if applicable, the Special Dividend.

                "Mandatory  Redemption  Date"  has  the  meaning  set  forth  in
Section 10(b); provided, however, that if such date shall not be a Business Day, then such date shall be the next Business Day.

                "Mirror Preferred Stock" has the meaning set forth in Section 12(d)(viii).

                "Nonelecting Share" has the meaning set forth in Section 12(e).

                "Odd-lot Redemption" has the meaning set forth in Section 10(c).

                "Officers' Certificate" means a certificate of the Company signed in the name of the Company by its Chairman of the Board, its President or a Vice President and by its Treasurer, an Assistant Treasurer, its Secretary or an Assistant Secretary.

                "Optional  Redemption" has  the  meaning  set forth  in  Section
10(a).

                "Optional Redemption Date" has the meaning set forth in Section 10(a).

                "Outstanding" means when used with respect to shares of Series A Preferred Stock, as of the date of determination, all shares of Series A Preferred Stock theretofore delivered under this Certificate of Designation, except (a) shares of Series A Preferred Stock theretofore converted into shares of Common Stock in accordance with Section 12 and shares of Series A Preferred Stock theretofore canceled by the Registrar or delivered to the Registrar for cancellation; (b) shares of Series A Preferred Stock for whose payment or redemption money in the necessary amount has been theretofore deposited with the Registrar or any Paying Agent (other than the Company) in trust or set aside and segregated in trust by the Company (if the Company shall act as its own Paying Agent) for the holders of such shares of Series A Preferred Stock; provided that, if such shares of Series A Preferred Stock are to be redeemed, notice of such redemption has been duly given pursuant to this Certificate of Designation or provision therefor satisfactory to the Registrar has been made; and (c) shares of Series A Preferred Stock in exchange for or in lieu of which other shares of Series A Preferred Stock have been delivered pursuant to this Certificate of Designation; provided, however, that, in determining whether the holders of the shares of Series A Preferred Stock have given any request, demand, authorization, direction, notice, consent or waiver or taken any other action hereunder, shares of Series A Preferred Stock owned by the Company or any other obligor upon the shares of Series A Preferred Stock or any subsidiary of the Company or of such other obligor shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Registrar shall be protected in relying upon any such request, demand, authorization, direction, notice, consent, waiver or other action, only shares of Series A Preferred Stock which the Registrar has actual knowledge of being so owned shall be so disregarded.

                "Parity Shares" has the meaning set forth in Section 9(a).

                "Paying Agent" has the meaning set forth in Section 5(a).

                "Person" means an individual, partnership, corporation, limited liability company, business trust, joint stock company, trust, unincorporated association, joint venture, governmental authority or other entity of whatever nature.

                "Preferred Stock" means, with respect to any person, any and all shares, interests, participations or other equivalents (however designated, whether voting or non-voting) of such person's preferred or preference stock, whether now outstanding or issued after the date hereof, including all series and classes of such preferred or preference stock.

                "Purchase Agreement" means the Preferred Stock and Warrant Purchase Agreement dated as of February 27, 2000, among the Company and the Purchasers named therein, as it may be amended from time to time.

                "Purchased Shares" has  the meaning set  forth in  Section 12(d)
(v).

                "Redemption Date" has the meaning set forth in Section 10(d).

                "Redemption Notice" has the meaning set forth in Section 10(d).

                "Redemption Price" has the meaning set forth in Section 10(a).

                "Registrar" has the meaning set forth in Section 3.

                "Registration Rights Agreement" means the Registration Rights Agreement dated as of April 7, 2000, among the Company and the Purchasers.

                "Restricted  Shares  Legend"  has  the   meaning  set  forth  in
Section 4(a).

                "SEC" means the Securities and Exchange Commission, as from time to time constituted, created under the Securities Exchange Act of 1934, or, if at any time after the adoption of this Certificate of Designation such commission is not existing and performing the duties now assigned to it, then the body performing such duties at such time.

                "SEC Reports" has the meaning set forth in Section 16.

                "Securities Act" has the meaning set forth in Section 4(a).

                "Senior Shares" has the meaning set forth in Section 9(a).

                "Series  A  Preferred  Stock"  has the  meaning  set  forth in
Section 1.

                "Series  A-1  Preferred  Stock" has  the  meaning  set forth  in
Section 1.

                "Series  A-2  Preferred  Stock" has  the  meaning  set forth  in
Section 1.

                "Series  A-3  Preferred  Stock" has  the  meaning  set forth  in
Section 1.

                "Special Dividend" means, with respect to each share of Series A Preferred Stock, the difference between (i) $14,859.47 (as such number shall be appropriately adjusted for stock splits, stock dividends or similar events affecting the Series A Preferred Stock) and (ii) the amount of the actual Liquidation Preference of such share immediately prior to the Change of Control Date.

                "Voting Capital Stock" means with respect to any Person, securities of any class or classes of Capital Stock in such Person ordinarily entitling the holders thereof (whether at all times or at the times that such class of Capital Stock has voting power by reason of the happening of any contingency) to vote in the election of members of the board of directors or comparable governing body of such Person.

         18.  No Reissuances.

                Subject to Section 12(i), any share of Series A Preferred Stock that is purchased, redeemed or otherwise acquired by the Company or any subsidiary shall be cancelled and restored to the status of authorized but unissued Preferred Stock but shall not be reissued as Series A Preferred Stock.

                IN WITNESS WHEREOF, the Company has caused this Certificate of Designation to be duly executed by H. Don Teague, Executive Vice President of the Company, this 7th day of April, 2000.

                                       ICG COMMUNICATIONS, INC.

                                       By: /s/ H. Don Teague
                                          --------------------------------------
                                          Name:  H. Don Teague
                                          Title: Executive Vice President

                                                                       EXHIBIT A
                                                                       ---------

                                FACE OF SECURITY

THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION, AND, UNLESS SO REGISTERED, THEY MAY NOT BE SOLD, OFFERED FOR SALE, TRANSFERRED, ASSIGNED,
PLEDGED  OR  HYPOTHECATED  EXCEPT  PURSUANT  TO  AN  EXEMPTION  FROM,  OR  IN  A
TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE ACT AND APPLICABLE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION.

Number:                                                         Number of Shares
       ---------                                                          Shares
                                                                   -------


             8% SERIES [A-1, A-2 or A-3] CONVERTIBLE PREFERRED STOCK

                                    DUE 2015

                                       OF

                            ICG COMMUNICATIONS, INC.

                ICG COMMUNICATIONS, INC., a company organized under the laws of Delaware (the "Company"), hereby certifies that {HOLDER} (the "Holder") is the registered owner of fully paid and non-assessable preference securities of the Company designated the 8% Series [A-1, A-2 or A-3] Convertible Preferred Stock due 2015, par value U.S.$0.01 and initial liquidation preference U.S. $10,000 per share (the "Preferred Stock"). The shares of Preferred Stock are transferable on the books and records of the Registrar, in person or by a duly authorized attorney, upon surrender of this certificate duly endorsed and in proper form for transfer. The designation, rights, privileges, restrictions, preferences and other terms and provisions of the Preferred Stock represented hereby are issued and shall in all respects be subject to the provisions of the Certificate of Designation of the Company dated April 7, 2000, as the same may be amended from time to time in accordance with its terms (the "Preferred Stock Certificate of Designation"). Capitalized terms used herein but not defined shall have the meaning given them in the Preferred Stock Certificate of Designation. The Company will provide a copy of the Preferred Stock Certificate of Designation to a Holder without charge upon written request to the Company at its principal place of business.

                [THE SHARES OF PREFERRED STOCK REPRESENTED BY THIS CERTIFICATE SHALL BE AUTOMATICALLY CONVERTED INTO SHARES OF THE COMPANY'S 8% SERIES A-3 CONVERTIBLE PREFERRED STOCK UPON CERTAIN TRANSFERS OF SUCH SHARES AS PROVIDED IN

SECTION 12(i) OF THE COMPANY'S PREFERRED STOCK CERTIFICATE OF DESIGNATION.]*

                Reference is hereby made to select provisions of the Preferred Stock set forth on the reverse hereof, and to the Preferred Stock Certificate of Designation, which select provisions and the Preferred Stock Certificate of Designation shall for all purposes have the same effect as if set forth at this place.

                Upon receipt of this certificate, the Holder is bound by the Preferred Stock Certificate of Designation and is entitled to the benefits thereunder.

                Unless the Transfer Agent's valid counter-signature appears hereon, the shares of Preferred Stock evidenced hereby shall not be entitled to any benefit under the Preferred Stock Certificate of Designation or be valid or obligatory for any purpose.

                IN WITNESS WHEREOF, the Company has executed this certificate as of the date set forth below.

                                       ICG COMMUNICATIONS, INC.

                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:

{Seal}

                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:

Dated:


*  include for Series A-1 Preferred Stock and Series A-2 Preferred Stock

                               REVERSE OF SECURITY

                            ICG COMMUNICATIONS, INC.

             8% Series [A-1, A-2 or A-3] Convertible Preferred Stock
                                    due 2015

                Dividends on each share of Preferred Stock shall be payable at a rate per annum set forth on the face hereof or as provided in the Preferred Stock Certificate of Designation. Subject to the limitations set forth in
Section 11 of the Preferred Stock Certificate of Designation, dividends may be paid, at the option of the Company, in cash.

                The shares of Preferred Stock shall be redeemable as provided in the Preferred Stock Certificate of Designation. The shares of Preferred Stock shall be convertible into the Company's Common Stock in the manner and according to the terms set forth in the Preferred Stock Certification of Designation.

                The Company shall furnish to any Holder upon request and without charge, a copy of the voting rights, preferences, limitations and special rights of the shares of each class or series authorized to be issued by the Company so far as they have been fixed and determined and the authority of the Board of Directors to fix and determine the designations, voting rights, preferences, limitations and special rights of the class or series of shares of the Company.

                                   ASSIGNMENT

                FOR VALUE RECEIVED, the undersigned assigns and transfers the shares of Preferred Stock evidenced hereby to:

(Insert assignee's social security or tax identification number)

(Insert address and zip code of assignee)

and irrevocably appoints:

agent to transfer the shares of Preferred Stock evidenced hereby on the books of the Transfer Agent and Registrar. The agent may substitute another to act for him or her.

Date:                             Signature:
     ----------------------------           ------------------------------------
(Sign exactly as your name appears on the other side of this Convertible Preferred Stock Certificate)

Signature Guarantee:*
                     ------------------------------------------------

                  *Signature must be guaranteed by an "eligible guarantor institution" (i.e., a bank, stockbroker, savings and loan association or credit union) meeting the requirements of the Registrar, which requirements include membership or participation in the Securities Transfer Agents Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934.

                              NOTICE OF CONVERSION

                    (To be Executed by the Registered Holder in order to Convert the Preferred Stock)

The undersigned hereby irrevocably elects to convert (the "Conversion") _________ shares of 8% Series [A-1, A-2 or A-3] Convertible Preferred Stock due 2015 (the "Preferred Stock"), represented by stock certificate No(s). ______________ (the "Preferred Stock Certificates") into shares of common stock, par value U.S. $.01 per share ("Common Stock"), of ICG Communications, Inc. (the "Company") according to the conditions of the Certificate of Designation establishing the terms of the Preferred Stock (the "Preferred Stock Certificate of Designation"), as of the date written below. If shares are to be issued in the name of a person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto and is delivering herewith such certificates. No fee will be charged to the holder for any conversion, except for transfer taxes, if any. A copy of each Preferred Stock Certificate is attached hereto (or evidence of loss, theft or destruction thereof).*

The undersigned represents and warrants that all offers and sales by the undersigned of the shares of Common Stock issuable to the undersigned upon conversion of the Preferred Stock shall be made pursuant to registration of the Common Stock under the Securities Act of 1933 (the "Act"), or pursuant to an exemption from registration under the Act.

Capitalized terms used but not defined herein shall have the meanings ascribed thereto in or pursuant to the Preferred Stock Certificate of Designation.

Date of Conversion:
                   ---------------------------------
Applicable Conversion Price:
                            ------------------------
Number of shares of Preferred Stock to be Converted:
                                                    ----------------------------
Number of shares of Common Stock to be Issued:
                                              ----------------------------------
Signature:
          ------------------------------------------
Name:
     -----------------------------------------------
Address:
        --------------------------------------------
Fax No.:
        --------------------------------------------

                  *The Company is not required to issue shares of Common Stock until the original Preferred Stock Certificate(s) (or evidence of loss, theft or destruction thereof) to be converted are received by the Company or its Transfer Agent. The Company shall issue and deliver shares of Common Stock to an overnight courier not later than three business days following receipt of the original Preferred Stock Certificate(s) to be converted.

                  **Address where shares of Common Stock and any other payments or certificates shall be sent by the Company.


                                      N-1